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INNOVATIVE SOLUTIONS AND SUPPORT, INC. 720 Pennsylvania Drive Exton, Pennsylvania 19341 610-646-9800 TABLE OF CONTENTS

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Innovative Solutions and Support, Inc.
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INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Dear Shareholder:

        You are invited to attend the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc.

        Date:    Thursday, February 21, 2008

        Time:    10:00 a.m., Eastern Standard Time

        Place:    720 Pennsylvania Drive, Exton, Pennsylvania 19341

Purposes of the Meeting:

  •
  To elect three Class II directors to our Board of Directors for a term of three (3) years and until their successors are duly elected and qualified,

  •
  To approve the Company's 2008 Stock-Based Incentive Compensation Plan, and

  •
  To transact any other business that may properly come before the meeting.

Record Date:

        January 7, 2008 is the record date for the meeting. This means that holders of our common stock at the close of business on that date are entitled to:

  •
  receive notice of the meeting; and

  •
  vote at the meeting and any adjournment or postponement of the meeting.

        In the event that the meeting is adjourned for one or more periods totaling at least 15 days due to the fact that there is not a proper quorum, the shareholders entitled to vote who attend the adjourned meeting, even if there is not a proper quorum, shall constitute a quorum for the purpose of acting upon any of the named matters above.

Proxy Solicitation:

        The enclosed proxy is solicited by our Board of Directors.

Annual Report:

        We have enclosed a copy of our 2007 annual report on Form 10-K, which is not a part of the proxy soliciting materials.

Voting:

        Your vote is important. Please sign, date and return your proxy card promptly so your shares can be represented, even if you plan to attend the meeting. Please see the proxy card for instructions on how to vote. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the proxy statement or by attending the meeting and voting in person.

                      Geoffrey S.M. Hedrick
                       Chairman of the Board

January 28, 2008

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

TABLE OF CONTENTS

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

PROXY STATEMENT
for
Annual Meeting of Shareholders
February 21, 2008

        We are sending you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at our 2008 annual meeting of shareholders. The annual meeting will be held on February 21, 2008 at 10:00 a.m., local time, at our corporate offices at 720 Pennsylvania Drive, Exton, Pennsylvania. We began mailing this proxy statement and the proxy card on or about January 28, 2008.

ABOUT THE MEETING

Who can vote?

        You can vote if, as of the close of business on January 7, 2008, you were a shareholder of record of our common stock. On that date, 16,896,854 shares of our common stock were outstanding and entitled to vote. We do not have any other classes of voting stock outstanding other than our common stock. Each share of common stock is entitled to one vote, and there are no cumulative voting rights when voting for directors.

        If you and other residents at your mailing address own shares of common stock in "street name," your broker or bank may have notified you that your household will receive only one annual report and proxy statement for each company in which you hold stock through that broker or bank. This practice is known as "house-holding." Unless you responded that you did not want to participate in "house-holding," you were deemed to have consented to the process. Each shareholder will continue to receive a separate proxy card or voting instruction card.

        If you did not receive an individual copy of this year's proxy statement or our annual report, we will send a copy to you if you address a written request to our Chief Financial Officer, John C. Long, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

        If you would like to receive your own set of the Company's future annual report and proxy statement, or if you share an address with another Company shareholder and together both of you would like to receive only a single set of the Company's annual disclosure documents, you should contact your broker or bank or you may contact the Company at the above address and phone number.

What constitutes a quorum?

        The presence at the annual meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purpose of consideration and action on the matter. Abstentions from voting and broker "non-votes" will be counted toward a quorum. A broker "non-vote" occurs when the nominee holding a shareholder's shares does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the shareholder.

What vote is required and what is the method of calculation?

        The nominees for director who receive a plurality of the shares of common stock present or represented by proxy at the annual meeting will be elected. Approval of each other matter to be voted on at the annual meeting requires the affirmative vote of a majority of the votes properly cast at the meeting with respect to such matter. Abstentions or broker "non-votes" will not be counted for or against matters to be acted on at the annual meeting.

What matters will be voted on?

        Our Board does not intend to bring any other matters before the annual meeting except the matter listed in the notice, and the Board is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the annual meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How do I vote by proxy?

        When you return your properly signed and dated proxy card prior to the annual meeting, your shares will be voted in accordance with your instructions marked on the proxy card. If you sign your proxy card but do not specify how you want your shares to be voted, they will be voted as recommended by the Board of Directors. You may also vote electronically through the Internet by following the instructions included with your proxy card.

Can I change my vote after I return my proxy card?

        Yes. You can change or revoke your proxy at any time before the annual meeting either by notifying our Secretary in writing or by sending another executed proxy dated later than the first proxy card. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Can I vote in person at the annual meeting instead of voting by proxy?

        Yes. However, we encourage you to complete and return the enclosed proxy card to ensure that your shares are represented and voted. If you attend the annual meeting in person, you may then vote in person even though you returned your proxy card.

Who pays for this proxy solicitation?

        We do. We will pay all costs in connection with the meeting, including the cost of preparing, assembling and mailing proxy materials, handling and tabulating the proxies returned, and charges of brokerage houses, nominees and fiduciaries in forwarding proxy materials to our beneficial owners.

Who can help answer your questions?

        If you have questions about the annual meeting or would like additional copies of this proxy statement, you should contact our Chief Financial Officer, John C. Long, 720 Pennsylvania Drive, Exton, Pennsylvania 19341, telephone (610) 646-9800.

Annual Report

        Our annual report to shareholders accompanies this proxy statement. On written request, we will provide, without charge, a copy of our annual report on Form 10-K for the year ended September 30, 2007 (including a list briefly describing the exhibits thereto), filed with the Securities and Exchange Commission (the SEC), to any record holder or beneficial owner of our common stock on January 7, 2008, the record date, or to any person who subsequently becomes such a record holder or beneficial owner. Requests should be directed to the attention of our Chief Financial Officer at the address set forth above.

Security Ownership of Principal Shareholders

        The following table sets forth certain information with respect to the beneficial ownership, as of January 7, 2008, of each person who we knew to be the beneficial owner of more than 5% of our common stock. To the knowledge of the Company, each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to the Company.

	Common Stock
Name of Beneficial Owner	Number of Shares	Percent of Class(1)
Geoffrey S. M. Hedrick(2)	3,750,466	22.2%
Federated Investors, Inc.(3)	2,420,450	14.3%
State Teachers Retirement System of Ohio(4)	2,208,550	13.1%
Bank of America Corporation(5)	1,714,585	10.1%
Putnam Investment Management, Inc.(6)	985,254	5.8%
Arbor Capital Management LLC(7)	857,200	5.1%

    (1)
    As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 16,898,354 shares of common stock outstanding as of January 7, 2008.

    (2)
    Mr. Hedrick's address is c/o Innovative Solutions and Support, Inc., 720 Pennsylvania Drive, Exton, PA 19341. The amount includes options to purchase 1,500 shares, which were exercisable as of Januaty 7, 2008, or within 60 days from such date.

    (3)
    Based solely on Schedule 13G filed February 13, 2007. Federated Investors, Inc.'s address is Federated Investors Tower, Pittsburgh PA. 15222

    (4)
    Based solely on Schedule 13G filed March 20, 2007. State Teachers Retirement System of Ohio's address is 275 East Broad Street, Columbus OH. 43215

    (5)
    Based solely on Schedule 13G September 12, 2007. Bank of America Corporation's address is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, NC. 28255.

    (6)
    Based solely on Schedule 13G filed February 13, 2007. Putnam Investment Management's address is One Post Office Square, Boston, MA. 02109

    (7)
    Based solely on Form 13F filed November 15, 2007. Arbor Capital Management's address is 1 Financial Plaza, 120 S. Sixth Street, Suite 1000, Minneapolis, MN. 55402

Security Ownership of Management

        The following table sets forth certain information with respect to the beneficial ownership as of January 7, 2008 of (i) each director, (ii) our chief executive officer and each other executive officer and (iii) all the directors and executive officers as a group. Each of the shareholders named below has sole voting and investment power with respect to such shares, unless otherwise indicated. The information provided in the table is based on our records, information filed with the Securities and Exchange Commission and information provided to the Company.

Name of Beneficial Owner	Number of Shares		Percent of Class(1)
Geoffrey S. M. Hedrick	3,750,466	(2)	21.9%
Roman G. Ptakowski	180,000	(3)	1.1%
Robert E. Mittelstaedt, Jr.	126,337		*
Winston J. Churchill	62,833		*
James J. Reilly	56,549	(4)	*
Robert H. Rau	34,802		*
Glen R. Bressner	14,832		*
Ivan M. Marks	16,010		*
Raymond J. Wilson	1,386		*
John C. Long	0		*
All executive officers and directors as a group (10 persons)	4,243,215	(5)	24.8%

    *
    Less than 1%.

    (1)
    As used in this table, beneficial ownership means the sole or shared power to vote or direct the voting of a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose, or direct the disposition, of a security). A person is deemed as of any date to have beneficial ownership of any security that such person has the right to acquire within 60 days after such date. Percentage ownership is based upon 17,130,403 shares of common stock outstanding as of January 7, 2008.

    (2)
    Includes options to purchase 1,500 shares, which were exercisable as of January 7, 2008, or within 60 days from such date.

    (3)
    Represents the total number of outstanding options to purchase shares, which were exercisable as of January 7, 2008, or within 60 days from such date

    (4)
    Includes options to purchase 52,049 shares, which were exercisable as of January 7, 2008, or within 60 days from such date. Mr. Reilly was our chief financial officer as of January 7, 2008 and during all of fiscal 2007.

    (5)
    Includes options to purchase 233,549 shares, which were exercisable as of January 7, 2008, or within 60 days from such date.

Equity Compensation Plan Information

        The following table gives information about our common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans and arrangements as of September 30, 2007, including the 1998 Stock Option Plan and the 2003 Restricted Stock Plan.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	576,424	$10.33	1,764,483
Equity compensation plans not approved by security holders	0	$0.00	0

Total	576,424	$10.33	1,764,483	(1)

(1)
Includes 1,684,000 stock options from the 1998 Stock Option Plan and 80,483 shares from the 2003 Restricted Stock Plan.

        In fiscal years ended September 30, 2007, 2006 and 2005 awards to our non-employee directors under the 2003 Restricted stock Plan were 15,056, 15,396, and 15,828 shares respectively.

1998 Stock Option Plan

        The Company's 1998 Stock Option Plan was adopted in order to recognize the contributions made by the Company's employees, directors, consultants and advisors, to provide such persons with additional incentives to devote their efforts to the Company's future success and to improve the Company's ability to attract, retain and motivate individuals through the receipt of Company stock options. The maximum number of shares of the Company's stock available under the 1998 Stock Option Plan is 3,389,025 (after giving effect to stock splits). The 1998 Stock Option Plan authorizes the grant of "incentive stock options" (within the meaning of Section 422 of the Code) and non-qualified stock options, such options to vest and become exercisable as specified in separate written agreements between the Company and the option recipient. Unless otherwise specified in such agreement, all outstanding options become fully vested and exercisable upon a change in control. The 1998 Stock Option Plan expires on November 13, 2008.

2003 Restricted Stock Plan

        The Company's 2003 Restricted Stock Plan was adopted in order to provide non-employee directors with restricted stock grants that would encourage them to contribute to the growth of the Company and benefit the Company's shareholders. The maximum number of shares of the Company's stock available under the 2003 Restricted Stock Plan is 1,500,000 (after giving effect to stock splits). Each non-employee director is eligible to receive an award of restricted stock on an annual basis, with such award vesting over the course of the fiscal year in equal installments. Pursuant to the terms of the 2003 Restricted Stock Plan, upon a change in control all restrictions applicable to restricted stock awards that are then outstanding lapse in full.

Section 16(A) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers (as defined under Section 16(a) of the Securities Exchange Act), directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that, except as set forth below, during fiscal year 2007, all of the Section 16(a) filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by such persons.

  •
  Glen R. Bressner filed a Form 4 on January 2, 2008 for a transaction that occurred on June 12, 2007.

  •
  Raymond J. Wilson filed a Form 4 on January 9, 2008 for a transaction that occurred on February 9, 2007.

ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

        At the annual meeting, the shareholders will elect (three) Class II directors to hold office until the annual meeting of shareholders in 2011 and until their respective successors have been duly elected and qualified. The Board is divided into three classes serving staggered three-year terms, the term of one class of directors to expire each year. The term of the Class II directors expires at the 2008 annual meeting of shareholders. Upon the recommendation of the Nominating/Corporate Governance Committee, the Board has nominated Messrs. Glen R. Bressner, Robert E. Mittelstaedt, Jr. and Raymond J. Wilson to serve as directors. Each individual is currently serving as a Class II director and has indicated a willingness to continue serving as a director. Unless contrary instructions are given, the shares represented by a properly executed proxy will be voted "FOR" the election of Messrs. Bressner, Mittelstaedt and Wilson. The three nominees receiving a plurality of the votes cast for director will be elected. Should any of the nominees become unavailable to accept election as a director, the persons named in the enclosed proxy will vote the shares that they represent for the election of such other person as the Board may recommend. The Board of Directors recommends voting "FOR" the nominees for Class II directors.

Directors and Nominees

        The current members of the Board of Directors, including the nominees for Class II directors, together with certain information about them, are set forth below:

Name	Age	Director Since	Term Expires	Positions with the Company
Class I Directors
Ivan M. Marks	66	1996	2010	Director
Robert H. Rau	71	2001	2010	Director
Class II Directors
Glen R. Bressner	47	1999	2008	Director
Robert E. Mittelstaedt, Jr.	64	1989	2008	Director
Raymond J. Wilson	62	2007	2008	Director, Chief Executive Officer
Class III Directors
Geoffrey S. M. Hedrick	65	1988	2009	Director, Chairman of the Board
Winston J. Churchill	67	1990	2009	Director

        Ivan M. Marks.    Mr. Marks retired January 31, 2005 as Vice President-Controller of Parker Aerospace Group, which is the aerospace segment of Parker Hannifin Corporation, a position he held since 1979. Mr. Marks holds a Bachelor of Science degree in Business Administration from Drake University and is a Certified Public Accountant.

        Robert H. Rau.    Mr. Rau retired December 31, 1998 as President of the Aerostructures Group of The Goodrich Company. Prior to its merger with Goodrich, Mr. Rau was President and Chief Executive Officer of Rohr, Inc. from 1993 to 1997. Before joining Rohr, he was an Executive Vice President of Parker Hannifin Corporation and President of its Aerospace Sector. In addition, Mr. Rau is a past member of the Board of Governors of the Aerospace Industries Association, a past Chairman of the General Aviation Manufacturers Association, and Chairman of the International Advisory Panel of Singapore Aerospace. Mr. Rau received a Bachelor of Arts degree in Business Administration from Whittier College in 1962.

        Glen R. Bressner.    Mr. Bressner has been a partner of Mid-Atlantic Venture Funds, a venture capital firm, since 1997. Mr. Bressner is also a partner of NEPA Venture Fund, L.P., a venture capital firm, a position he has held since 1985. From 1996 to 1997, Mr. Bressner served as the Chairman of the Board of Directors of the Greater Philadelphia Venture Group. Mr. Bressner holds a Bachelor of Science degree in Business Administration from Boston University and a Masters of Business Administration degree from Babson College.

        Robert E. Mittelstaedt, Jr.    Mr. Mittelstaedt served as our Non-Executive Chairman of the Board of Directors from 1989 to 1997. Since July 1, 2004 Mr. Mittelstaedt has been Dean of the W.P. Carey School of Business at Arizona State University. Prior to that, Mr. Mittelstaedt was Vice Dean of The Wharton School of the University of Pennsylvania since 1989. Mr. Mittelstaedt also serves on the Board of Directors of Laboratory Corporation of America Holdings, Inc. and is a member of the Board of Directors of W.P. Carey & Co. LLC. Mr. Mittelstaedt holds a Bachelor of Science degree in Mechanical Engineering from Tulane University and a Masters of Business Administration degree from The Wharton School of the University of Pennsylvania.

        Raymond J. Wilson C.B.E.    Mr. Wilson joined the Company's Board of Directors in February 2007 and was named Chief Executive Officer, Designate in June 2007. On November 30, 2007, Mr. Wilson became Chief Executive Officer of the Company and continues as a member of the Board of Directors. Mr. Wilson was employed as an independent Aerospace Manufacturing Consultant from January 2004 to June 2007. Mr. Wilson in the period from January 2001 to January 2004, served on the Executive Committee for Airbus S.a.s. At that time, he also served as Executive Vice President for Procurement with the Toulouse, France-based Company. Prior to that, from September 1997 to January 2001, Mr. Wilson was Managing Director for Airbus U.K. as well as a member of the Airbus Executive Board in the three years prior to the formation of Airbus as a company.

        As part of New Year's Honours 2004, Wilson was honored by Her Majesty Queen Elizabeth II as a Commander of the British Empire (C.B.E.) for his services to the Aircraft Industry. Wilson is a graduate of Napier University in Edinburgh, Scotland.

        Geoffrey S. M. Hedrick.    Mr. Hedrick founded the Company in February 1988 and has been our Chairman of the Board since 1997. Mr. Hedrick resigned from his position as Chief Executive Officer of the Company on November 30, 2007 but has continued as Chairman of the Board of directors. Prior to founding the Company, Mr. Hedrick served as President and Chief Executive Officer of Smiths Industries, North American Aerospace Companies. He also founded Harowe Systems, Inc. in 1971, which was subsequently acquired by Smiths Industries. Mr. Hedrick has over 35 years of experience in the avionics industry, and he holds a number of patents in the electronics, optoelectric, electromagnetic, aerospace and contamination-control fields.

        Winston J. Churchill.    Mr. Churchill has been managing general partner of SCP Partners since he founded it in 1996, and has over twenty-five years experience in private equity investing. Previously, he had formed Churchill Investment Partners, Inc. in 1989 and CIP Capital, L.P., another venture capital fund, in 1990. Prior to that, he was a managing partner of a private investment firm that specialized in leveraged buyouts on behalf of Bessemer Securities Corporation. From 1967 to 1983, he practiced law at the Philadelphia firm of Saul, Ewing, Remick and Saul and served as Chairman of its Banking and Financial Institutions Department, Chairman of the Finance Committee and a member of its Executive Committee. He is a Director of Amkor Technology, Inc., Rodman & Renshaw Capital Group, Inc. and Griffin Land and Nurseries, Inc., as well as a number of private companies. From 1989 to 1993, he served as Chairman of the Finance Committee of the Pennsylvania Public School Employees' Retirement System. He is currently a trustee of Fordham University, Georgetown University, Immaculata University, American Friends of New College Oxford, England, The Gesu School and Young Scholars Charter School. He was awarded a BS in Physics, summa cum laude, from Fordham University followed by a M.A. in Economics from Oxford University where he studied as a Rhodes Scholar, and a J.D. degree from Yale Law School.

Independence

        The Board has determined in its business judgment that five (5) of the Company's seven (7) directors are independent as defined in the applicable NASDAQ listing standards, including that each member is free of any relationships that would interfere with his individual exercise of independent judgment. The following directors were determined to be independent: Glen R Bressner, Winston J. Churchill, Ivan M. Marks, Robert E. Mittelstaedt, Jr. and Robert H. Rau.

Committees of the Board of Directors

        The Board maintains four standing committees: Audit, Compensation, Investment, and Nominating/Corporate Governance.

        Audit Committee.    The Audit Committee makes recommendations to the Board with respect to various auditing and accounting matters, including the selection and compensation of our independent registered public accounting firm, the scope of our annual audits, fees to be paid to the independent registered public accounting firm, the performance and independence of our independent registered public accounting firm and our accounting practices. The Audit Committee approves all services provided to the Company by the independent registered public accounting firm. The Audit Committee has established procedures for the receipt, retention and treatment, on a confidential basis, of complaints received by the Company, regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has responsibility for, among other things, the planning and review of our annual and periodic reports and accounts and the involvement of our independent registered public accounting firm in that process. Messrs. Rau (Chairman), Bressner and Marks are currently members of the Audit Committee. The Audit Committee is comprised solely of independent members, as independence for audit committee members is defined in the applicable Nasdaq listing standards In addition, the Board has determined in its business judgment that each member of the Audit Committee is financially literate and that at least one of the Audit Committee members, Mr. Marks, is an audit committee financial expert, as defined by SEC rules and regulations. The Audit Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Audit Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on our website, www.innovative-ss.com under the heading Investor Relations. Please note that none of the information on the Company's website is incorporated by reference in this proxy statement.

        Compensation Committee.    The Compensation Committee of the Board of Directors is composed of two directors, Messrs. Churchill (Committee Chairman), and Mittelstaedt, each of whom, in the judgment of the Board of Directors, was found to be "independent" as defined by the applicable NASDAQ listing standards. The Compensation Committee is responsible for setting and administering the policies that govern annual executive salaries, bonuses and stock ownership programs. The Compensation Committee annually evaluates the performance of the Company's Chairman and Chief Executive Officer and determines or recommends to the full Board the annual base salary, bonus and equity-based compensation for the Chairman and Chief Executive Officer. The Compensation Committee relies on the recommendations of the Chairman and Chief Executive Officer, following the Chairman's and/or Chief Executive Officer's annual performance reviews of other executive officers, in setting annual salaries, bonuses and equity-based compensation for other executive officers.

        The Compensation Committee is responsible for reviewing and overseeing the Company's benefit plans and stock option plans for our employees, consultants, directors and other individuals compensated by us, including our Chairman and Chief Executive Officer. The Compensation Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Compensation Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on our website, www.innovative-ss.com under the heading Investor Relations.

        The Compensation Committee has not retained an outside consultant to advise it regarding Company compensation practices. Instead, the Compensation Committee independently determines the appropriate levels of compensation for executive officers and directors taking into account, among other factors, the performance of such individuals (as determined in annual reviews conducted by the Compensation Committee or the Chief Executive Officer), the Company's financial performance, cost of living, prior compensation practices and recruitment and retention needs. The Compensation Committee relies on the recommendations of the Company's Chairman and Chief Executive Officer in determining whether and how much discretionary bonus may be paid to the Company's employees (including executive officers) in the event the Company's financial performance exceeds budgeted goals.

        Compensation Committee Interlocks and Insider Participation.    No member of the Compensation Committee is a former or current executive officer or employee of the Company. There are no compensation committee interlocks between us and any other entity involving us or such entity's executive officers or board members.

        Investment Committee.    The Investment Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to recommendations pertaining to the investment of excess capital. Messrs. Churchill (Chairman), Bressner and Rau are currently the members of the Investment Committee.

        Nominating/Corporate Governance Committee.    We have a Nominating/Corporate Governance Committee, consisting of three non-employee directors. The Committee has adopted a formal written Charter that has been approved by the Board. The Charter specifies the scope of the Committee's responsibilities and procedures for carrying out such responsibilities. A copy of the Charter is available on our website, www.innovative-ss.com under the heading Investor Relations. The Committee members are Messrs. Mittelstaedt (Chairman), Churchill and Bressner, each of whom is independent, as that term is defined in the applicable Nasdaq listing standards.

        The Nominating/Corporate Governance Committee functions include establishing the criteria for selecting candidates for nomination to the Board; actively seeking candidates who meet those criteria; and making recommendations to the Board of nominees to fill vacancies on, or as additions to, the Board and to monitor the Company's corporate governance structure.

        The Committee seeks director candidates based upon a number of qualifications/criteria, including their independence, knowledge, judgment, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board's existing strengths relative to the Company's business. In the case of potential independent director candidates, such eligibility criteria shall be in accordance with SEC and NASDAQ rules.

        The Committee conducts an annual assessment of the size and composition of the Board and Committees and reviews with the Board the appropriate skills and characteristics required of Board members. The Committee has not yet relied upon third-party search firms to identify board candidates, but reserves the right to do so as required. To date the Committee has relied upon recommendations from a wide variety of its business contacts, including current executive officers, directors, community leaders, and shareholders as a source for potential board candidates.

        Neither the Nominating/Corporate Governance Committee nor the Company has engaged, or paid any fees to a search firm in connection with the nomination of any of the Class II directors for election at the Annual Meeting covered by this Proxy Statement.

        The Committee will consider nominees for election to the Board that are timely recommended by shareholders provided that a complete description of the nominees' qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in writing to the attention of Chairman, Nominating/Corporate Governance Committee, at our address at 720 Pennsylvania Drive, Exton, PA, 19341, and should not include self-nominations. Section 3.10 of the Company's by-laws contains provisions setting forth the requirements applicable to a shareholder nomination for director. These requirements are summarized in this Proxy Statement under the caption "Shareholder Proposals for 2009 Annual Meeting And Other Matters".

        Each of the current nominees for director listed under the caption "ELECTION OF DIRECTORS" is an existing director standing for re-election. In connection with the 2008 Annual Meeting, the Nominating/Corporate Governance Committee did not receive any recommendation for a candidate from any shareholder or group of shareholders owning more than 5% of our common stock.

        Our Annual Meeting of Shareholders provides an opportunity each year for shareholders to ask questions of or otherwise communicate directly with members of our Board of Directors on matters relevant to the Company. Each of our directors is requested to attend in person the Annual Meeting. All seven Company directors attended the Company's 2007 Annual Meeting of Shareholders.

        In addition, you may communicate with the Board, or if applicable, to a specific individual director, by sending a written communication to the attention of the Board or such individual director at the following address: 720 Pennsylvania Drive, Exton, PA, 19341, (fax (610) 646-0150).

        Copies of each written communication received at such address will be provided to the Board or to the specific individual director unless such communication is considered, in the reasonable judgment of the Corporate Secretary or other appropriate company officer, to be improper for submission to the intended recipient. Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business or communications that relate to improper or irrelevant topics.

Meetings and Attendance

        During the fiscal year ended September 30, 2007, the full Board held six meetings. From time to time during fiscal year 2007 the Board met in executive session without members of management present. The Audit Committee met nine times, the Investment, Compensation and the Nominating/Corporate Governance Committees each met one time. All directors attended at least 80% of the meetings of the full Board and the meetings of the committees on which they served.

        The following report of the Audit Committee will not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference. The following report shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee assists our Board in its oversight of our financial reporting process. The Committee operates pursuant to a charter. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of our financial statements, our accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles in the United States of America and for reviewing the Company's unaudited interim financial statements. The Audit Committee reviews and reassesses the adequacy of the charter on an annual basis. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The Committee will however take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

        The Audit Committee makes recommendations to the Board with respect to the selection and compensation of our independent registered public accounting firm, the scope of our annual audits, and the fees to be paid to the independent registered public accounting firm. In addition, the Committee monitors the performance and independence of our independent registered public accounting firm and approves all services provided to the Company by the independent registered public accounting firm. The Committee consults with and reviews recommendations made by the independent registered public accounting firm with respect to financial statements, financial records and financial controls of the Company. The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and discusses with management the Company's disclosure controls and procedures.

        The Board, in its business judgment, has determined that each of the three directors on the Audit Committee is independent as required by Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market, LLC. In addition, the Board has determined that each member of the Audit Committee is financially literate and at least one of the Audit Committee members, Mr. Marks, is an audit committee financial expert as defined by SEC rules and regulations.

        In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements for the year ending September 30, 2007 with management of the Company and its independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, its judgment as to the quality, not just the acceptability, of the Company's accounting principles, as well as an opinion on the effective operation of the Company's internal control over financial reporting. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, "The Auditor's Communication with those charged with Governance", AU 380, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining the independent registered public accounting firm's independence and has discussed with the the independent registered public accounting firm their independence.

        The Audit Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for its 2007 audit and met with them both with and without management present, to discuss the results of its examination, its evaluation of the Company's internal controls and the overall quality of the Company's financial reporting.

        Based upon the review, reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ending September 30, 2007 be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2007 as filed with the Securities and Exchange Commission.

  Submitted by the Audit Committee:

  Robert H. Rau (Chairman)
  Glen R. Bressner
  Ivan M. Marks

Related Party Transactions

None

The Charter of the Audit Committee provides that it is the responsibility of the Audit Committee to review and approve any transaction between the Company and its officers, directors and 5% shareholders.

Compensation of Directors

        The Company's compensation program for non-employee directors consists of two elements of compensation: meeting fees and restricted stock awards. Each non-employee director is entitled to a fee of $1,000 for each Board meeting attended. Each non-employee director also receives an award of restricted stock pursuant to the Company's 2003 Restricted Stock Plan for non-employee directors, which was approved by shareholders at the Company's February 26, 2004 Annual Meeting of Shareholders.

        Since fiscal year 2005, the Company has granted an annual award of restricted stock to each non-employee director with a value of $40,000 based on the closing price of the Company's stock on the first business day of the fiscal year. The Company's common stock closed at $14.43 per share on October 1, 2006 and accordingly, each non-employee director in the table below received a grant of 2,772 shares of restricted stock for fiscal year 2007. Each restricted stock award vests quarterly during the fiscal year provided the director continues to serve on the Board through each applicable vesting date. Mr. Wilson, who served as a non-employee director for a portion of the fiscal year, also received a restricted stock award in connection with such service, which is reported in the Executive Compensation section of this proxy statement.

        In addition, all directors are reimbursed for reasonable travel and lodging expenses actually incurred in connection with required attendance at Board meetings.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Glen R. Bressner	$6,000	$40,000	—	—	—	—	$46,000
Winston J. Churchill	$6,000	$40,000	—	—	—	—	$46,000
Ivan M. Marks	$6,000	$40,000	—	—	—	—	$46,000
Robert E. Mittelstaedt, Jr.	$6,000	$40,000	—	—	—	—	$46,000
Robert H. Rau	$6,000	$40,000	—	—	—	—	$46,000

(1)
This amount represents the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of Statement of Financial Accounting Standard 123-R, "Share Based Payment", (FAS 123R) with respect to restricted stock granted to each non-employee director. See also Note 3, under the heading "Stock-Based Compensation," to the Company's audited financial statements as filed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007, which sets forth the material assumptions used in determining the compensation cost to the Company with respect to such awards. Because each director's restricted stock grant vests, if at all, during the fiscal year, none of the directors held any unvested restricted stock as of the close of the fiscal year. In addition, as of the close of the fiscal year, none of the non-employee directors held outstanding options to purchase stock of the Company.

Code of Ethics

        We adopted a Code of Ethics (the "Code of Ethics") applicable to our Directors, our principal executive officer and principal financial and accounting officer and persons performing similar functions. In addition, the Code of Ethics applies to our employees, officers, agents and representatives. The Code of Ethics is posted on the Company's website, www.innovative-ss.com, under the heading Investor Relations.

Executive Officers

        Set forth below is a table identifying our current executive officers who are not identified in the tables above. Biographical information for Mr. Wilson is set forth above.

Name	Age	Position with the Company
Roman G. Ptakowski	59	President
John C. Long	43	Chief Financial Officer

        Roman G. Ptakowski.    Mr. Ptakowski has been our President since March 2003. Prior to that, Mr. Ptakowski served as a Group Vice President and General Manager at B/E Aerospace, Inc. Previously, Mr. Ptakowski was General Manager, Protective Relay Division of the ASEA Brown Bovari Power T&D Company, Inc. Mr. Ptakowski received a B.S. in Electrical Engineering from New York University and a MBA from Duke University.

        John C. Long.    Mr. Long has been our Chief Financial Officer since January 2008. Prior to joining the Company, Mr. Long served in a variety of positions with Arrow International, Inc., including as Vice President from January, 2003 to January, 2008 as Treasurer from January, 2003 to October, 2007, as Secretary from April, 2004 to October, 2007 and as Assistant Treasurer from 1995 to January 2003. Prior to joining Arrow International, Mr. Long served as Controller for the Jaindl Companies, a group of privately held companies involved in agribusiness and real estate development, from 1989 to 1995. From 1986 to 1989, Mr. Long was employed in the Allentown, Pennsylvania office of the accounting firm, Concannon, Gallagher, Miller & Co. Mr. Long also serves as a director and Audit Committee Chairman of D&E Communications, Inc., an integrated communications provider.

2008 Stock-Based Incentive Compensation Plan

(Item 2 on the Proxy Card)

        On January 25, 2008 the Board adopted the Innovative Solutions and Support, Inc. 2008 Stock-Based Incentive Compensation Plan (the "2008 Plan"). The 2008 Plan shall be effective upon its approval by the Company's shareholders. A copy of the 2008 Plan is attached as Appendix A and the following description is qualified in its entirety by reference to the full 2008 Plan. Model grant agreements (nonqualified Options, incentive stock Options, and Restricted Stock) are attached as Appendix B. Capitalized terms not otherwise defined in this summary have the meanings given to them in the 2008 Plan.

General

        The general purpose of the 2008 Plan is to attract and retain valued employees, consultants and directors by offering them a greater stake in the success of Innovative Solutions and Support, Inc. (the "Company"), and to encourage ownership of Company stock by those employees, consultants and directors.

Summary of the 2008 Plan

        The 2008 Plan will authorize the grant of Stock Appreciation Rights ("SARs"), Restricted Stock, Options and other equity-based awards under the 2008 Plan (collectively referred to as "Awards"). Options granted under the 2008 Plan may be either "incentive stock options" as defined in section 422 of the Internal Revenue Code (the "Code"), or nonqualified stock options, as determined by the Compensation Committee of the Company's Board of Directors (the "Committee").

        Subject to an adjustment necessary upon a stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, the maximum number of shares of Common Stock available for Awards under the 2008 Plan shall be the number of shares of Common Stock that were reserved under the Innovations Solutions and Support, Inc. 1998 Stock Option Plan (the "1998 Plan") but which, as of the effective date of the 2008 Plan are not subject to grants under the 1998 Plan (1,686,319 shares as of January 1, 2008), increased by any shares of Common Stock that are subsequently forfeited, cancelled or expire unexercised under the terms of the 1998 Plan. In addition, the Plan provides that no more than 1,500,000 shares of Common Stock may be issued as Options intended to qualify as incentive stock options and no more than 1,500,000 shares may be awarded to any employee as a performance-based Award under Section 162(m) of the Code.

        If any Award is forfeited, or if any Option terminates, expires or lapses without being exercised, shares of Common Stock subject to such Award will again be available for future grant. In addition, if there is any change in the Company's corporate capitalization, the Committee shall, as it determines appropriate, adjust the number and kind of shares of Common Stock which may be issued in connection with future Awards, the number and kind of shares of Common Stock covered by Awards then outstanding under the 2008 Plan, the number and kind of shares of Common Stock available under the 2008 Plan, the exercise or grant price of any Award, or may make provision for a cash payment with respect to any outstanding Award, provided that no adjustment may be made that would adversely affect the status of any Award that is intended to be a performance-based Award under Section 162(m) of the Code, unless otherwise determined by the Committee. In addition, the Committee may make adjustments in the terms and conditions of any Awards, including any performance goals, in recognition of unusual or nonrecurring events affecting the Company or any subsidiary, or in response to changes in applicable laws, regulations or accounting principles, provided that no adjustment may be made that would adversely affect the status of any Award that is intended to be a performance-based Award under Section 162(m) of the Code, unless otherwise determined by the Committee.

Administration

        The 2008 Plan is administered by the Committee or, with respect to non-employee directors, by the Board of Directors of the Company (the "Board"). Subject to the provisions of the 2008 Plan, the Committee (or the Board) has the authority to:

  •
  select the participants who will receive Awards under the 2008 Plan, the type of Awards to be granted, the number of shares subject to Awards and the terms and conditions of Awards, and all other matters to be determined in connection with an Award;

  •
  determine whether, and to what extent, and under what circumstances an Award may be cancelled, forfeited or surrendered;

  •
  determine whether participants have met applicable performance goals under an Award;

  •
  correct any defect or supply any omission or reconcile any inconsistency in the 2008 Plan, and adopt, amend and rescind rules and regulations relating to the 2008 Plan;

  •
  construe and interpret the 2008 Plan and make all other determinations it deems necessary or advisable for the administration of the 2008 Plan; and

  •
  The Committee may also delegate all or a portion of its responsibility to one or more of its members, one or more of the officers of the Company, or to a secondary committee made up of one or more Board members, however, only the Committee may grant Awards to participants subject to Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.

Eligibility

        All employees, individual consultants and directors are eligible to participate in the 2008 Plan. However, only employees, consultants and directors who are selected by the Committee will receive Awards under the 2008 Plan.

        Each Award granted under the 2008 Plan will be evidenced by a written Award agreement between the participant and the Company describing the Award and the terms and conditions to which the Award is subject. The principal terms and conditions of each type of Award are described below.

Types of Awards under the 2008 Plan

        Options.    An Option is a right to purchase shares of Common Stock for a specified period of time at a fixed price (the "exercise price"). An Option may be either an "incentive stock option," satisfying the requirements of Section 422 of the Code, or a non-qualified stock option, as determined by the Committee. Incentive stock options may not be granted to non-employee directors or consultants. Each option agreement will specify the number of shares which may be purchased pursuant to the Option, the exercise price, the term of the Option, and the date or dates on which the Option will become exercisable and the terms and conditions under which the Option may be exercised.

        The exercise price will be determined by the Committee, but will not be less than the fair market value of a share of Common Stock on the date of grant (110% of the fair market value on the date of grant in the case of an incentive stock option granted to a ten percent shareholder). The term of the Option will be no more than 10 years (five years in the case of an incentive stock option granted to a ten percent shareholder). Payment for shares issued upon exercise of an Option must be made within three days of the date of exercise. The option agreement will specify whether the exercise price may be paid in cash; with shares of Common Stock; with any combination of cash and shares of Common Stock; or through a broker with the proceeds of the sale of shares purchased through the exercise of the option (a "cashless exercise").

        SARs.    An SAR is a right to receive the excess of (i) the fair market value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which can never be less than the fair market value of a share of Common Stock on the date of grant. Each SAR agreement shall specify the number of SARs granted, the date on which the SAR will become exercisable, the method of exercise, the method of settlement, the method by which Common Stock will be delivered or deemed to be delivered to the participant and any other terms and conditions of any SAR.

        Restricted Stock.    An Award of Restricted Stock is a grant to the participant of a specified number of shares of Common Stock, which are subject to forfeiture upon the happening of certain specified events and/or the failure to achieve specified performance goals during the restriction period. An

Award of Restricted Stock will be evidenced by a Restricted Stock agreement that will specify the duration of the restriction period, any transfer restrictions, the performance, employment or other conditions under which the Restricted Stock may be forfeited and the amount, if any, the participant must pay to receive the Restricted Stock. Unless otherwise provided in the Award agreement, during the restriction period, the participant has the right to receive dividends from, and to vote, the shares of Restricted Stock. If not previously forfeited, at the end of the restriction period, the forfeiture conditions will lapse and the unrestricted shares will be delivered to the participant. A Restricted Stock agreement may, but is not required to, provide for a tax reimbursement cash payment to be made by the Company to any participant in connection with the tax consequences of an Award or payment by a participant of any taxes related to an Award.

        Performance-Based Awards.    Performance-based Awards are certain Awards which are based on the attainment of specified performance goals. A performance-based Award will vest and become payable to and/or exercisable by the participant upon achievement during a specified performance period of performance goals established by the Committee. Performance goals may be established on a Company-wide basis, or with respect to any subsidiary or business unit of the Company.

        In the case of performance-based Awards which are intended to satisfy Code Section 162(m) of the Code and which are granted to participants who are "covered employees" under Section 162(m) of the Code, the applicable performance goals are limited to one or more of the following:

  •
  return on capital, equity or assets by the Company, a division or subsidiary;

  •
  earnings measures and ratios (including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes, and earnings before interest, taxes, depreciation and amortization);

  •
  net economic profit;

  •
  net income;

  •
  operating income;

  •
  sales or sales growth;

  •
  gross margin or direct margin;

  •
  share price;

  •
  operating profit;

  •
  per period or cumulative cash flow or cash flow returns on investment;

  •
  inventory turns;

  •
  financial return ratios;

  •
  market share;

  •
  balance sheet measurements such as receivable turnover;

  •
  improvement in or attainment of expense levels;

  •
  maintenance or improvement of working capital levels;

  •
  debt reduction;

  •
  strategic innovation;

  •
  customer or employee satisfaction;

  •
  individual objectives; and

  •
  any other financial or other measurement deemed appropriate by the Committee, as it relates to the results of operations or other measurable progress of the Company, its subsidiaries, or any business unit thereof.

        Performance goals may be expressed in absolute or relative terms and may be based on comparisons with a group of peer companies or by a financial market index. In addition, with respect to Awards that are not intended to qualify as "performance-based" under Section 162(m) of the Code, performance goals may include any other goal that the Committee determines to be appropriate.

        Other Stock-Based Awards.    The Committee may, subject to applicable law, grant to a participant any type of Award other than an Award of Options, SARs, or Restricted Stock that is payable in or valued by reference to shares of Common Stock, and that is deemed by the Committee to be consistent with the purposes of the 2008 Plan. A stock-based Award may include Awards granted in substitution for any other right of a participant to receive payment of compensation from the Company or a subsidiary.

Change in Control

        Unless otherwise provided in an Award agreement, upon a Change in Control (defined below), the Committee may take one or more of the following actions: (i) accelerate the vesting and exercisability of all Options or SARs and fully vest all Restricted Stock; (ii) cancel any outstanding vested Options or SARs in exchange for a cash payment in an amount equal to the excess of the fair market value of the Common Stock underlying the unexercised portion of the Option or SAR as of the date of the Change in Control over the exercise price of such portion; (iii) terminate any or all of the participant's outstanding Options or SARs immediately prior to the Change in Control, provided that the Company gives the participant an opportunity to exercise the Options or SARs within a specified period of time; (iv) where the Company is not the surviving corporation, cause the surviving corporation to assume all outstanding Awards or replace all outstanding Awards with comparable Awards; or take any other action that it deems appropriate.

        A "Change in Control" is defined in the 2008 Plan as, unless otherwise provided in an Award agreement:

  •
  the acquisition in one or more transactions during any 12-month period by any "person" (as such term is used for purposes of section 13(d) or section 14(d) of the Exchange Act) but excluding, for this purpose, the Company or its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries, of "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities");

  •
  the date at least a majority of the individuals who, as of the effective date of the 2008 Plan, constitute the Board (the "Incumbent Board") is replaced during any 12-month period;

  •
  the consummation of a merger or consolidation involving the Company if the Shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%)

    of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation; or

  •
  a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company.

Effective Date, Amendments, and Termination

        The 2008 Plan will be effective as of the date of approval by the Company's shareholders. The 2008 Plan will terminate on the tenth anniversary of the effective date, unless earlier terminated by the Board. Termination will not affect Awards outstanding at the time of termination. The Board may amend, alter, suspend, discontinue or terminate the 2008 Plan without shareholder approval, provided that shareholder approval is required for any amendment which (i) would increase the number of shares subject to the 2008 Plan; (ii) would decrease the price at which Awards may be granted, or (iii) would require shareholder approval by law, regulation, or the rules of any stock exchange or automated quotation system. The Committee may amend or terminate any outstanding Award and any Award agreement without a participant's consent, provided the amendment does not materially and adversely impact the participant (unless necessary to ensure a deduction under Section 162(m) of the Code). The Committee may also substitute an Award for another type of Award provided that the terms and economic benefit of the substituted Award are at least equivalent to the terms and the economic benefit of the Award being replaced. However, any performance condition specified in connection with an Award shall remain subject to adjustment by the Committee, except to the extent such adjustment will affect the status of an Award as "performance-based compensation" under Section 162(m) of the Code.

New Plan Benefits

        There have been no grants made under the 2008 Plan. Employees, consultants and directors who will participate in the 2008 Plan in the future, and the amounts of their Awards, will be determined by the Committee subject to the restrictions outlined above. The amount of shares subject to these Awards has not yet been determined. As no additional determinations have yet been made, it is not possible to state the terms of any individual Awards which may be issued under the 2008 Plan or the names or positions of, or respective amounts payable or allocable to any participants in the 2008 Plan, other than as provided in this summary.

Certain Federal Income Tax Consequences

        The following discussion is a summary of certain federal income tax considerations that may be relevant to participants under the 2008 Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other considerations that may be relevant to a participant.

        Incentive Stock Options.    In general, neither the grant nor the exercise of an incentive stock option results in taxable income to an option holder or a deduction to the Company. If the option holder holds the stock received upon exercise for at least two years from date of grant and one year after the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain, and the Company will not be entitled to a deduction. If, however, the shares are disposed of prior to the completion of this period (a "disqualifying disposition"), then the option holder will include as compensation income for the year of the disposition, an amount equal to the excess of the fair market value of the shares upon exercise over the exercise price of the option, or if less, the excess of the amount realized upon disposition over the exercise price. The Company will be entitled to a corresponding deduction at that time. Any proceeds in excess of the fair market value of the shares on the date of exercise will be treated as short-term or long-term capital gain, depending upon whether the shares have been held for more than one year. If the sales price is less than the exercise price of the option, this amount will be treated as a short-term or long-term capital loss, depending on whether the shares have been held for more than one year.

        Under the 2008 Plan, incentive stock options may, if permitted by the Committee, be exercised in whole or in part with shares of Common Stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered (assuming the surrender of the previously-owned shares does not constitute a disqualifying disposition of those shares) for an equivalent number of shares of Common Stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

        Non-Qualified Stock Options.    A non-qualified stock option results in no taxable income to the option holder or deduction to the Company at the time it is granted. An option holder will recognize compensation income at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in compensation income by the option holder. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will be short-term or long-term capital gain depending on whether the shares have been held for more than one year. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price and the amount included in income with respect to such option.

        Under the 2008 Plan, non-qualified options may, if permitted by the Committee, be exercised in whole or in part with shares of Common Stock held by the option holder. Such an exercise will be treated as a tax-free exchange of the shares of Common Stock surrendered for an equivalent number of share of Common Stock received, and the equivalent number of shares will have a tax basis equal to the tax basis of the surrendered shares. Shares of Common Stock received in excess of the number of shares surrendered will have a tax basis of zero.

        Stock Appreciation Rights.    A recipient realizes no taxable income when an SAR is granted. Upon exercising an SAR, a recipient will realize ordinary income in an amount equal to the cash or value of the shares received. Generally, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

        Restricted Stock.    Restricted stock received pursuant to Awards, including performance-based Awards, will be considered subject to a substantial risk of forfeiture for federal income tax purposes. If a holder of restricted stock does not make the election described below, the holder realizes no taxable income upon the receipt of restricted stock and the Company is not entitled to a deduction at such time. When the forfeiture restrictions applicable to the restricted stock lapse, the holder will realize compensation income equal to the fair market value of the shares at that time, less any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A holder's tax basis in restricted stock will be equal to the fair market value when the forfeiture restrictions lapse, and the holding period for such shares will begin at that time. Upon a subsequent sale of the shares, the holder will realize short-term or long-term gain or loss, depending on whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the holder's tax basis in the shares.

        Individuals receiving shares of restricted stock may make an election under Section 83(b) of the Code with respect to the shares. By making a Section 83(b) election, the restricted stock holder elects to realize compensation income with respect to the shares when the restricted stock is granted rather than at the time the forfeiture restrictions lapse. The amount of such compensation income will be equal to the fair market value of the shares when the holder receives them (valued without taking the restrictions into account), less any amount paid for the shares, and the Company will be entitled to a corresponding deduction at that time. By making a Section 83(b) election, the holder will realize no additional compensation income with respect to the shares when the forfeiture restrictions lapse, and will instead recognize gain or loss with respect to the shares when they are sold. The holder's tax basis in the shares with respect to which a Section 83(b) election is made will be equal to their fair market value when received by the holder, and the holding period for such shares begins at that time. If, however, the shares are subsequently forfeited, the holder will not be entitled to claim a loss with respect to the shares to the extent of the income realized by the holder upon the making of the Section 83(b) election. To make a Section 83(b) election, a holder must file an appropriate form of election with the Internal Revenue Service and with the Company, each within 30 days after shares of restricted stock are received, and the holder must also attach a copy of his or her election to his or her federal income tax return for the year in which the shares are received.

        In general, during the restriction period, dividends and distributions paid with respect to restricted stock will be treated as compensation income (not dividend income) received by the holder. Dividend payments received with respect to shares of restricted stock for which a Section 83(b) election has been made generally will be treated as dividend income.

        Withholding.    The Company is entitled to deduct from the payment of any Award all applicable income and employment taxes required by federal state or local law to be withheld, or to take such other action as the Committee may deem advisable to enable the Company or any subsidiary and participants to satisfy tax obligations relating to any Award.

        Section 162(m) Limitations.    Section 162(m) of the Code limits the deductibility of compensation paid to certain executive officers, unless the compensation is "performance-based compensation" and meets certain other requirements outlined in Code Section 162(m) and related regulations. Under the 2008 Plan, the Committee may in its discretion grant Awards that are intended to qualify as performance-based compensation.

The Board unanimously recommends a vote FOR the adoption of the 2008 Plan.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Objective of Compensation Policy

        The objective of the Company's compensation policy is to:

  •
  attract and retain exceptional individuals as executive officers; and

  •
  provide key executives with motivation to perform to the full extent of their abilities to maximize the performance of the Company and deliver enhanced value to the Company's shareholders.

What Our Compensation Program is Designed to Reward

        Overall, our compensation program is designed to reward the contributions of each individual executive officer to shareholder value and to provide sufficient incentives to executive officers to ensure their dedication to the Company. As discussed further below, the Company seeks to achieve these goals by providing sufficient base salaries to compensate executives for their day-to-day performance of their duties for the Company, awarding cash bonuses when the Company's financial performance is strong and granting equity-based awards, from time to time, when the Company believes such equity awards will align the interests of named executive officers with those of the Company's shareholders and provide an additional incentive to executive officers to contribute to the Company's financial and strategic performance.

General Compensation Policies

  Process for Setting Total Compensation

        Generally, upon hiring or promoting a named executive officer, the Compensation Committee sets base salary and other compensation on the basis of subjective factors, including experience, individual achievements, level of responsibility assumed at the Company and may consider market compensation practices from time to time. Actual base salaries, cash bonuses, and equity-based awards for each named executive officer may be adjusted from year to year based upon each named executive officer's annual review and progress toward or attainment of personal and corporate goals and objectives, including Company financial performance, shareholder return and such other factors as the Compensation Committee deems appropriate and in the best interests of our shareholders. For fiscal year 2007, however, there were no adjustments to the base salaries of any of the named executive officers from the prior fiscal year.

        The Compensation Committee seeks recommendations from the Chairman and Chief Executive Officer regarding changes to or increases in elements of compensation for named executive officers. In addition, our Chairman and Chief Executive Officer are principally responsible for reviewing each other named executive officer's performance and making recommendations for the Company's compensation package for such officers for the following fiscal year. The Compensation Committee independently reviews the performance of the Company's Chairman and Chief Executive Officer. The Compensation Committee reviews the recommendations of the Chairman and Chief Executive Officer carefully in light of their proximity to the other executives and knowledge of their contributions to and goals for continuing achievement with the Company.

Elements of Compensation

        Our compensation program for named executive officers consists of the following elements of compensation, each described in greater depth below:

  •
  Base Salaries.

  •
  Annual Bonuses.

  •
  Equity-based Compensation.

  •
  Severance, Termination and Change in Control Benefits.

  •
  Perquisites.

  •
  General Benefits.

        For fiscal year 2007, the substantial majority of each named executive officer's compensation consisted of annual base salary. No discretionary bonuses were paid and, except for an award of restricted stock to Mr. Wilson in his capacity as a non-employee director (prior to the commencement of his employment with the Company), no equity-based awards were made to named executive officers in fiscal year 2007. The Company provides few personal benefits to named executive officers. The Company may, in hiring or promoting a named executive officer, negotiate a potential severance benefit as a recruitment mechanism and to provide such named executive officer with a measure of income security when beginning a new position, however none of the named executive officers were entitled to any such benefits during the 2007 fiscal year. In addition, the Company's equity awards typically vest in full or become fully exercisable upon a change in control. The Company does not typically provide for severance or change in control benefits because the Company believes that each named executive officer's total compensation provides sufficient basis for our executives' long range planning and retirement savings. However, in negotiating the terms of Mr. Wilson's employment with the Company, the Company determined that it was necessary to provide a potential severance benefit in order to ensure Mr. Wilson's commitment to the Company. Finally, named executive officers participate in the Company's 401(k) savings plan and health and benefit plans and are entitled to vacation and paid time off based on the Company's general vacation policies.

  Base Salary

        The Company pays base salaries to named executive officers because the Company believes salaries are essential to recruiting and retaining qualified executives. In addition, because base salaries are subject to increase based on each named executive officer's performance for the Company, base salaries also create an incentive for named executive officers to make meaningful contributions to the Company's success. Base salaries are initially set by the Compensation Committee upon hiring or promoting a named executive officer, and may be incorporated into employment contracts entered into with our named executive officers. Base salary levels are set based on the named executive officer's previous experience and employment, as well as the named executive officer's expected duties and obligations to the Company. Thereafter, the Compensation Committee may increase a named executive officer's base salary each year based on the results of each named executive officer's annual review (conducted by the Chairman or Chief Executive Officer for each of the other named executive officers and by the Compensation Committee for the Chief Executive Officer) and based on the Compensation Committee's subjective assessment of our overall performance over the preceding year.

        Each named executive officer's annual review is a subjective process whereby the Chairman, Chief Executive Officer or Compensation Committee evaluates each named executive officer's contributions toward the development and execution of strategic plans, leadership skills and motivation and involvement in industry groups. The weight given such factors by the Compensation Committee may vary from one named executive officer to another.

        For fiscal year 2007, the Company did not increase the base salary of any of the named executive officers from the levels in effect for fiscal year 2006. The Company did not believe that a base salary increase would be appropriate given the Company's financial performance for fiscal year 2006.

        In addition, and in considering the appropriate compensation to be paid to Mr. Wilson, the Compensation Committee determined that for the balance of fiscal year 2007 and fiscal year 2008, Mr. Wilson would be entitled to an initial annual base salary of $400,000 per year. Mr. Wilson commenced employment with the Company in June 2007 as the Chief Executive Officer, Designate,

and was officially named Chief Executive Officer on November 30, 2007. The Compensation Committee determined that a base salary of $400,000 per year is appropriate for Mr. Wilson because it represents the same base salary paid to the Company's Chief Executive Officer for fiscal year 2007. Mr. Wilson's employment agreement and option agreement, dated January 21, 2008, are described below under the heading "Fiscal Year 2008 Compensation."

  Annual Bonus Compensation

        The Company may, from time to time, award annual bonuses, in its discretion, to the named executive officers and may agree, in hiring or promoting a named executive officer, to a target bonus opportunity, expressed as a percentage of base salary, to be paid if the Company determines that the Company's financial performance goals or other objectives are attained. None of the named executive officers were, during fiscal year 2007, entitled to any bonus under the terms of any written employment agreement or other agreement.

        Unless required under the terms of a contract with a named executive officer (none were in effect for fiscal year 2007), the Company has historically only awarded discretionary bonuses when the Company's financial performance has met or exceeded budgeted goals established by the Board. Because the Company's financial performance for fiscal year 2007 did not meet the Board's expectations, no discretionary bonuses were paid to named executive officers for fiscal year 2007. The Compensation Committee relies on the Chairman's and Chief Executive Officer's recommendations regarding whether discretionary bonuses should be paid to the other named executive officers (and other Company employees) and independently determines whether any discretionary bonus should be paid to the Chairman or Chief Executive Officer.

        Because the Chairman and Chief Executive Officer has historically determined whether and how much cash bonus to pay each named executive officer based on a discretionary review of Company financial performance, named executive officers' bonuses for prior fiscal years were not considered to be "performance based" under Section 162(m) of the Internal Revenue Code. Accordingly, the Company would not have been entitled to deduct, on its corporate tax return, all of a named executive officer's base salary and bonus if the total amount of such base salary and bonus (and other compensation considered under Section 162(m) of the Code) exceeded $1,000,000 in that fiscal year. However, the Company has not paid any annual discretionary bonuses that have resulted in the Company's loss of deduction, nor does the Company anticipate paying such high bonuses to its named executive officers.

  Equity Compensation

        The Company has in prior fiscal years awarded equity-based compensation to our named executive officers in order to provide a link between the long-term results achieved for our shareholders and the rewards provided to named executive officers, thereby ensuring that such officers have a continuing stake in our long-term success. Equity-based compensation has historically been paid to named executive officers in the form of stock options. Such awards are made at the discretion of the Compensation Committee and are not timed or coordinated with the release of material, non-public information.

        The Company did not award any stock options to named executive officers in fiscal year 2007. In addition, with the exception of Mr. Reilly, all of the outstanding stock options granted to named executive officers became fully vested and exercisable prior to fiscal year 2007. The compensation expense recognized by the Company in connection with Mr. Reilly's stock options that vested in fiscal year 2007 are reported in the "Option Awards" column of the Summary Compensation Table below.

        Because Mr. Wilson was appointed as a non-employee director of the Board on February 9, 2007, he received a grant of restricted stock for his service as a non-employee director. Mr. Wilson's grant was pro-rated in order to properly compensate him for the portion of the fiscal year during which it was expected he would serve as a non-employee director. Accordingly, Mr. Wilson received a restricted stock grant representing 50% of the shares granted to each other non-employee director. The Board determined that Mr. Wilson's restricted stock award would vest in 50% increments on the first day of each of the two fiscal quarters thereafter, subject to Mr. Wilson's continued service with the Company.

  Severance, Termination and Change in Control Benefits

        Although the Company does not typically provide for separate severance, termination or change in control benefits, the Company has previously negotiated such benefits when hiring or promoting a named executive officer. For example, upon hiring Mr. Ptakowski in 2003, the Company entered into an employment agreement with Mr. Ptakowski which provided for severance payments upon termination of employment in certain circumstances, including termination following a change in control. Mr. Ptakowski's employment agreement expired in March 2005 and the Company has no further contractual obligations relating to Mr. Ptakowski's employment, other than to provide him with 90-days notice prior to termination of his employment. In addition, in negotiating Mr. Wilson's employment agreement, the Company agreed to a potential severance benefit for Mr. Wilson, as described below under the heading "Fiscal Year 2008 Compensation."

        Grants of Company stock options to named executive officers typically vest or become fully exercisable upon a change in control of the Company. The Company believes that such accelerated vesting is essential to maintaining the commitment and dedication of its key employees throughout a potential change in control scenario. Accordingly, as described under the heading "Potential Payments Upon Termination or Change in Control," below, Mr. Reilly's unvested stock options would vest in full upon a change in control of the Company.

  Perquisites

        In fiscal year 2007, we provided certain personal benefits to our Chief Executive Officer and Chief Executive Officer, Designate, as summarized below. The aggregate incremental cost to the Company of the perquisites received by each of the named executive officers in 2007 did not exceed $10,000 and accordingly, such benefits are not included in the Summary Compensation Table below.

        Automobile.    A company car was available to our Chief Executive Officer for business and personal purposes for a portion of fiscal year 2007. Upon Mr. Wilson's appointment as Chief Executive Officer, Designate, the Company car previously available to the Chief Executive Officer for business and personal purposes was available to Mr. Wilson for business and personal purposes. The Company covers the costs of car insurance, upkeep and maintenance for the company car.

        Aircraft.    The Company has, in prior fiscal years, permitted the Company's Chief Executive Officer to use the Company's corporate aircraft for personal travel. The Company believes that use of the Company's aircraft represents a valuable perquisite for the Chief Executive Officer which is appropriate considering his value to the Company and that such benefit can be provided by the Company for relatively minimal cost. However, the Company's Chief Executive Officer in fiscal year 2007 did not use the Company's aircraft for personal reasons, and accordingly, did not receive any personal benefit with respect thereto during the 2007 fiscal year.

  General Benefits

        The following are standard benefits offered to all eligible Company employees, including named executive officers.

        Retirement Benefits.    The Company maintains a tax-qualified 401(k) savings plan for all of our eligible employees, including the named executive officers, known as the IS&S 401K Plan (the "Savings

Plan"). The Savings Plan is a voluntary contributory plan under which employees may elect to defer compensation for federal income tax purposes under Section 401(k) of the Internal Revenue Code of 1986.

        The Company has not historically made matching contributions to the Savings Plan on behalf of participants and did not make any such contributions in fiscal year 2007. Accordingly, no amount available to any named executive officer under the Savings Plan is required to be reported or included in the Summary Compensation Table, below.

        Medical, Dental, Life Insurance and Disability Coverage.    Active employee benefits such as medical, dental, life insurance and disability coverage are available to all eligible employees. The value of these benefits is not required to be included in the Summary Compensation Table since they are made available on a Company-wide basis to all eligible employees.

        Other Paid Time-Off Benefits.    We also provide vacation and other paid holidays to all employees, including the named executive officers.

Fiscal Year 2008 Compensation

  Appointment of Chief Executive Officer.

        The Company appointed Mr. Wilson the Company's Chief Executive Officer, Designate, in June 2007. On January 21, 2008, the Company entered into an employment agreement and option agreement with Mr. Wilson.

        Mr. Wilson's employment agreement provides for his continued employment through December 31, 2009 on the following terms, in addition to participation in the Company's employee benefit plans and policies:

  •
  Base salary of $400,000 per year, subject to increase annually.

  •
  An annual bonus of $300,000, if the Company's annual budget is attained and up to $600,000 if the annual budget is exceeded.

  •
  Reimbursement of moving expenses and legal expenses incurred in connection with negotiating Mr. Wilson's employment agreement.

  •
  A Company-provided leased automobile or, in the Company's discretion, an automobile allowance.

        Upon termination of Mr. Wilson's employment agreement, in addition to accrued but unpaid base salary, bonus, benefits and expense reimbursement, Mr. Wilson may be entitled to severance payments as follows:

  •
  If such termination is a result of his disability or death, he (or his estate) would be entitled to receive his base salary (less any payments Mr. Wilson receives during such period from the Company's short-term disability plan) for a period of six months following such termination and a pro rated bonus for the year of such termination.

  •
  If such termination is by the Company without cause or by Mr. Wilson for good reason, he would be entitled to receive his base salary for the remainder of the term of the agreement and a pro rated bonus for the year of such termination, provided he executes and does not revoke a release of claims against the Company.

        During the term of Mr. Wilson's employment and for a period of 12 months thereafter, Mr. Wilson agreed that he will not compete against the Company or its affiliates and will not solicit any of the Company's or affiliates' employees or customers. In addition, Mr. Wilson has also agreed to protect the Company's and its affiliates' confidential information and intellectual property and has agreed not to disparage the Company, its affiliates and their officers, directors and employees.

        Mr. Wilson's option agreement provides Mr. Wilson the opportunity to purchase up to 200,000 shares of the Company's common stock at a purchase price of $10.22 per share (the Company's closing stock price on January 18, 2008, the date the Compensation Committee approved the grant to Mr. Wilson). Mr. Wilson's option agreement is subject to the terms and conditions of the Company's 1998 Stock Option Plan and the following additional terms:

  •
  Mr. Wilson's option will vest in 25% increments on June 30, 2008, December 31, 2008, June 30, 2009 and December 31, 2009.

  •
  The option will vest in full upon a Change of Control (as defined in the 1998 Stock Option Plan).

  •
  Mr. Wilson may pay the exercise price in cash, previously acquired shares of the Company's common stock, or by authorizing the Company to retain shares with a sufficient fair market value to cover the applicable exercisable price.

  Chief Financial Officer.

        Effective January 2008, Mr. Long replaced Mr. Reilly as the Company's Chief Financial Officer.

        The Company expects that Mr. Long will enter into an employment and stock option agreement that will provide for the payments and benefits described below.

        It is anticipated that Mr. Long's employment agreement will provide for his continued employment as Chief Financial Officer through January 28, 2010 on the following terms and conditions, in addition to participation in the Company's employee benefit plans and policies:

  •
  Initial base salary of $250,000 per year.

  •
  Reimbursement for reasonable and necessary business expenses.

        In addition, the Company anticipates that it will offer a potential severance package to Mr. Long in order to secure his employment with the Company. Currently, we expect that severance obligation to provide for continued base salary and benefits if Mr. Long is terminated without cause for the remainder of the term of the agreement (subject to a minimum of 6 months) and a lump sum payment of 100% of his annual base salary if he is terminated in connection with a change in control.

        Mr. Long is expected to agree to protect the Company's confidential information and intellectual property and that he will not compete with the Company or solicit the Company's employees during the term of his employment and for a period thereafter.

        It is anticipated that Mr. Long will be granted an option to purchase up to 120,000 shares of the Company's common stock at the closing stock price on the date of grant. Mr. Long's option agreement will be subject to the terms and conditions of the Company's 1998 Stock Option Plan and such additional provisions as are set forth in the written option agreement, to be entered.

  Non-Executive Chairman.

        Effective upon Mr. Wilson's appointment as Chief Executive Officer on November 30, 2007, Mr. Hedrick stepped down from the position of Chief Executive Officer, but will continue to be involved in leading the Company as its non-executive Chairman. Mr. Hedrick will continue in fiscal year 2008 to receive base compensation commensurate with his fiscal year 2007 base salary for his duties as non-executive Chairman of the Board.

  Adoption of 2008 Stock Option Plan.

        In order to continue to be able to make option awards to named executive officers, other employees and non-employee directors of the Company following the fiscal year 2008 expiration of the Company's 1998 Stock Option Plan, the Board has adopted and is recommending that the shareholders vote in favor of the adoption of the 2008 Stock Option Plan (the "2008 Plan"), described more fully in Proposal 2 above.

Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a federal income tax deduction for certain compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the other named executive officers, excluding, among other things, certain performance-based compensation. Through September 30, 2007, this provision has not affected our tax deductions, and the Compensation Committee believes that, at the present time, it is unlikely that the compensation paid to any of our employees in a taxable year will exceed $1,000,000.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section of the Company's proxy with management, and based on the Compensation Committee's review and discussion with management, the Compensation Committee recommended to the Company's Board of Directors that the Compensation Discussion and Analysis section be included in the Company's proxy statement for fiscal year 2007.

        Submitted by the Compensation Committee:

        Winston J. Churchill (Chairman)

        Robert E. Mittelstaedt, Jr.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)		All other Compensation ($)(1)		Total ($)

Geoffrey S. M. Hedrick,	2007	$400,000									$400,000
Chief Executive Officer

Raymond J. Wilson,	2007	$124,077	(2)		$20,000	(3)			$32,644	(4)	$176,721
Chief Executive Officer (designate)

Roman G. Ptakowski,	2007	$250,000									$250,000
President

James J. Reilly,	2007	$200,000					36,975	(5)			$236,975
Chief Financial Officer

(1)
As described in the Compensation Discussion and Analysis section above, the Company provided Mr. Hedrick and Mr. Wilson with certain personal benefits (use of a Company automobile) during fiscal year 2007. The amount of each personal benefit provided to each of Messrs. Hedrick and Wilson did not exceed $10,000, and accordingly, is not reported in the Summary Compensation Table above.

(2)
The amount reported as Mr. Wilson's base salary includes $2,000 in directors fees received prior to Mr. Wilson's commencement of employment with the Company as an executive officer.

(3)
Mr. Wilson received a pro-rated award of restricted stock for his service as a non-employee director pursuant to the Company's policies regarding director compensation (described above under the heading "Director Compensation"). This amount represents the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of FAS 123R with respect to the stock award granted to Mr. Wilson. Additional detail regarding this award is provided below under the "Grants of Plan Based Awards" table. See also Note 3, under the heading "Stock-Based Compensation," to the Company's audited financial statements as filed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007, which sets forth the material assumptions used in determining the compensation cost to the Company with respect to such awards.

(4)
This amount represents relocation expenses paid to Mr. Wilson.

(5)
This amount represents the compensation cost recognized for financial reporting purposes by the Company in accordance with the valuation guidelines of FAS 123R with respect to outstanding options granted to Mr. Reilly. Additional detail regarding outstanding options is provided below under the "Outstanding Equity Awards at Fiscal Year End" table. See also Note 3, under the heading "Stock-Based Compensation," to the Company's audited financial statements as filed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007, which sets forth the material assumptions used in determining the compensation cost to the Company with respect to such awards.

  Additional Information Regarding Summary Compensation Table.

        As of September 30, 2007, none of the named executive officers were parties to employment agreements with the Company, and, accordingly, the amount of each named executive officer's annual compensation was subject to the Compensation Committee's review and approval, in its discretion, from year to year. As described in the Compensation Discussion and Analysis section above, the Company has recently finalized an employment agreement with Mr. Wilson.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date		All other Stock Awards: Number Of Shares Of Stock Or Units (#)	All other Option Awards: Number Of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards

Geoffrey S. M. Hedrick	—		—	—	—	—

Raymond J. Wilson	2/9/2007	(1)	1,386	—	—	$27,512	(2)

Roman G. Ptakowski	—		—	—	—	—

James J. Reilly	—		—	—	—	—

(1)
Upon Mr. Wilson's appointment to the Company's Board of Directors, he was awarded a pro-rated restricted stock award representing 50% of the number of shares subject to awards made to non-employee directors who were members of the Board at the beginning of the fiscal year. Mr. Wilson's restricted stock award provided that, subject to his continued service with the Company, his restricted stock would vest in 50% increments on the first day of each of the two fiscal quarters thereafter.

(2)
On February 9, 2007, the closing market price of the Company's common stock was $19.85 per share.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards(1)

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Geoffrey S. M. Hedrick	1,500	0			7.33	8/4/2010

Raymond J. Wilson	—	—

Roman G. Ptakowski	180,000	0			4.21	5/9/2013

James J. Reilly	41,399	0			7.91	2/9/2010
	1,500	0			7.33	8/4/2010
	6,000	9,000	(2)		16.67	11/1/2014

(1)
With the exception of Mr. Reilly, all of the stock options granted to named executive officers were fully vested prior to October 1, 2006.

(2)
Mr. Reilly was granted an option to purchase 15,000 shares of the Company's common stock on November 1, 2004. The terms of the option agreement evidencing such award provide that the option will vest in 20% increments on each anniversary of the grant date, provided Mr. Reilly remains employed by the Company through each vesting date.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number Of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)

Geoffrey S. M. Hedrick	—	—	—		—

Raymond J. Wilson	—	—	1,386	(1)	33,638.22	(2)

Roman G. Ptakowski	—	—	—		—

James J. Reilly	—	—	—		—

(1)
Mr. Wilson received a pro-rated award of restricted stock upon his appointment as a non-employee director as described in the Compensation Discussion and Analysis section and Grants of Plan-Based Awards table above.

(2)
Mr. Wilson's restricted stock vested with respect to 693 shares on each of March 31, 2007 and June 30, 2007. On March 30 (the last trading day of March), the closing market price of the Company's common stock was $25.32 per share, and accordingly, Mr. Wilson received stock valued at $17,546.76. On June 29 (the last trading day of June), the closing market price of the Company's common stock was $23.22 per share, and accordingly, Mr. Wilson received stock valued at $16,091.46.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

  James J. Reilly

        Mr. Reilly currently holds a partially unvested option to purchase 15,000 shares of the Company's common stock. As of the last day of the Company's 2007 fiscal year, Mr. Reilly's option was unvested with respect to 9,000 shares subject thereto. Pursuant to the terms of the Company's 1998 Stock Option Plan, Mr. Reilly's unvested stock option would vest in full upon a "Change in Control" of the Company. A "Change in Control" is deemed to occur pursuant to the 1998 Stock Option Plan when: the Company's shareholders approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated; the Company's shareholders approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company; or the Company's shareholders and the shareholders of the other constituent corporation (or its board of directors if shareholder action is not required) approve a definitive agreement to merge or consolidate the Company. Accordingly, if a Change in Control occurred on the last day of the Company's 2007 fiscal year, Mr. Reilly's option would vest with respect to the 9,000 shares that are currently unvested and he would be entitled to the appreciation in value of the 9,000 shares since the date of grant. The appreciation in value to which Mr. Reilly would be entitled, based on the closing market price of the Company's common stock on September 28, 2007 ($18.97 per share), is $20,700.

SHAREHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
AND OTHER MATTERS

        Shareholders wishing to submit proposals for inclusion in the proxy statement for the 2009 Annual Meeting of Shareholders must submit such proposals to us at 720 Pennsylvania Drive, Exton, PA 19341, Attention: Raymond J. Wilson, on or before October 10, 2008. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with the procedures established by the SEC as set forth in Rule 14a-8 of the Securities Exchange Act of 1934.

        On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, issued under the Securities Exchange Act of 1934. The amendment to Rule 14a-4(c)(1) governs a company's use of discretionary proxy voting authority for a shareholder proposal which the shareholder has not sought to include in our proxy statement. The amendment provides that if a proponent of a proposal fails to notify a company at least 45 days prior to the month and day of mailing of the prior year's proxy statement (or any date specified in an advance notice provision), then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement. With respect to our 2009 Annual Meeting of Shareholders, if we are not provided notice of a shareholder proposal, which the shareholder has not previously sought to include in our proxy statement, by December 29, 2008, the management proxies will be allowed to use their discretionary authority.

        Our by-laws provide that a shareholder proposal (including a shareholder nomination of a director) must meet certain predetermined requirements in order to be considered at the Annual Meeting. In order to be considered, a shareholder's proposal must be made in writing and delivered to or received at our principal executive offices not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the meeting in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting of shareholders. However, in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, proposals must be received not later than the close of business on the tenth (10th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice to the Secretary must set forth certain information as specified in our by-laws.

        As of the date of this proxy statement, the Board knows of no other business which may properly be and is likely to be brought before the annual meeting. If a shareholder proposal that was excluded from this proxy statement in accordance with Rule 14a-8 of the Securities Act or our by-laws is properly brought before the annual meeting, it is intended that the proxy holders will use their discretionary authority to vote the proxies against said proposal. If any other matters should arise at the annual meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

Independent Registered Public Accounting Firm

Principal Accountant Fees and Services

        The audit committee retained Deloitte & Touche, LLP to provide audit services for the fiscal years ended September 30, 2007 and 2008. A representative of Deloitte & Touche, LLP will be present at the meeting and will have an opportunity to make a statement and, also, respond to appropriate questions from shareholders.

        Services provided by Deloitte & Touche, LLP included an audit of the annual consolidated financial statements of the company, an audit of the effectiveness of internal controls over financial reporting as required by the Sarbanes-Oxley Act of 2002 and other services related to filings made with the SEC. The aggregate fees billed by Deloitte & Touche, LLP in connection with services rendered during fiscal year ended September 30, 2007 and 2006 were:

	FY 2007	FY 2006
Audit Fees	$420,908	$407,180
Audit Related Fees	$18,725	$17,150
Tax Fees	$58,795	$$3,900

Total	$498,428	$428,230

Audit Fees

        Audit fees for fiscal 2007 and 2006 were for professional services rendered for the audit of our annual consolidated financial statements, auditing the effectiveness of our internal controls over financial reporting, review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Deloitte & Touche, LLP in connection with statutory and regulatory filings or engagements.

Audit Related Fees

        Audit related fees for fiscal 2007 and 2006 were for audits of our 401(k) Plan.

Tax-Related Fees

        Tax-related fees for fiscal 2007 were related to preparation of returns and the related fees for 2006 were related to assistance with an IRS examination for the fiscal year 2002.

All Other Fees

        No fees were incurred in connection with services provided by Deloitte & Touche during fiscal years 2007 and 2006 other than as described above.

  Pre-Approved Policies and Procedures

        The Audit Committee's policy is to pre-approve the engagement of accountants to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee will also pre-approve all proposed non-audit related services to be provided by the Company's independent registered public accounting firm. The Audit Committee reviews the terms of the engagement, a description of the engagement, and a budget for the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. The Audit Committee approved all 2007 and 2006 fees paid to the independent registered public accounting firm.

        Pursuant to the adoption of the revised Audit Committee Charter, the Board of Directors has adopted a policy which prohibits the Company from entering into non-audit related consulting agreements for financial information systems design and implementation, for certain other services considered to have an impact on independence, and for all other services prohibited by the Sarbanes-Oxley Act of 2002 and new Securities and Exchange Commission regulations. The policy also contains procedures requiring Audit Committee pre-approval of all audit and permitted non-audit services provided by the Company's independent registered public accounting firm.

By Order of the Board of Directors

Geoffrey S.M. Hedrick Chairman of the Board

January 28, 2008

Appendix A

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
2008 STOCK-BASED INCENTIVE COMPENSATION PLAN

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
2008 STOCK-BASED INCENTIVE COMPENSATION PLAN

        Section 1.    Purpose of the Plan.    The purpose of the Innovative Solutions and Support, Inc. Stock-Based Incentive Compensation Plan is to assist the Company and its Subsidiaries in attracting and retaining valued Employees, Consultants and Non-Employee Directors by offering them a greater stake in the Company's success and a closer identity with it, and to encourage ownership of the Company's stock by such Employees, Consultants and Non-Employee Directors.

        Section 2.    Definitions.    As used herein, the following definitions shall apply:

          2.1.  "Award" means an award of Restricted Stock, Options, SARs, or other stock-based award under the Plan.

          2.2.  "Award Agreement" means the written agreement, instrument or document evidencing an Award.

          2.3.  "Board" means the Board of Directors of the Company.

          2.4.  "Cause" means,

            (a)   if the applicable Participant is party to an effective employment, consulting, severance or similar agreement with the Company or a Subsidiary, and such term is defined therein, "Cause" shall have the meaning provided in such agreement;

            (b)   if the applicable Participant is not a party to an effective employment, consulting, severance or similar agreement or if no definition of "Cause" is set forth in the applicable employment, consulting, severance or similar agreement, "Cause" shall have the meaning provided in the applicable Award Agreement;

            (c)   if neither (a) nor (b) applies, then "Cause" shall mean, as determined by the Committee in its sole discretion, (i) the Participant's willful misconduct or gross negligence in connection with the performance of the Participant's duties for the Company or its Subsidiaries; (ii) the Participant's conviction of, or a plea of nolo contendere to, a felony or a crime involving fraud or moral turpitude; (iii) the Participant's engaging in any business that directly or indirectly competes with the Company or its Subsidiaries; (iv) disclosure of trade secrets, customer lists or confidential information of the Company, its Subsidiaries or Affiliates to a competitor or unauthorized person.

          2.5.  "Change in Control" means, unless otherwise determined by the Committee or provided in an Award Agreement:

            (a)   the acquisition in one or more transactions during any 12-month period by any "Person" (as such term is used for purposes of section 13(d) or section 14(d) of the Exchange Act) but excluding, for this purpose, the Company or its Subsidiaries or any employee benefit plan of the Company or its Subsidiaries, of "Beneficial Ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities");

            (b)   the date at least a majority of the individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") is replaced during any 12-month period; provided, however, that if the election, or nomination for election by the Company's shareholders, of any new director was approved by a vote of at least a majority of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board, and provided further that any reductions in the size of the Board that are instituted voluntarily by the Incumbent Board shall not constitute a Change in Control, and after any such reduction the "Incumbent Board" shall mean the Board as so reduced;

            (c)   the consummation of a merger or consolidation involving the Company if the shareholders of the Company, immediately before such merger or consolidation, do not own, directly or indirectly, immediately following such merger or consolidation, more than seventy percent (70%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation; or

            (d)   a complete liquidation or dissolution of the Company or a sale or other disposition of all or substantially all of the assets of the Company.

          2.6.  "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

          2.7.  "Common Stock" means the common stock of the Company, par value $.001 per share.

          2.8.  "Company" means Innovative Solutions and Support, Inc., a Pennsylvania corporation, or any successor corporation.

          2.9.  "Committee" means the committee of two or more directors appointed by the Board to administer the Plan under Section 4, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined in Section 162(m) of the Code and the regulations issued thereunder. In the absence of the appointment of any such Committee, any action permitted or required to be taken hereunder by the Committee shall be deemed to refer to the Board.

          2.10.  "Consultant" means a natural person who provides bona fide services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction and is not engaged in activities that directly or indirectly promote or maintain a market for the Company's securities.

          2.11.  "Disability" shall mean, unless otherwise provided in an Award Agreement, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          2.12.  "Effective Date" means the date that the Plan is approved by the shareholders of the Company in accordance with applicable laws, resolutions or rules governing the applicable securities exchange.

          2.13.  "Employee" means an officer or other employee of the Company or a Subsidiary, including a director who is such an employee.

          2.14.  "Exchange Act" means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

          2.15.  "Fair Market Value" means, on any given date (i) if the shares of Common Stock are then listed on a national securities exchange, including the Nasdaq Global Select ("NASDAQ"), the closing sales price per share of Common Stock on the exchange for such date, or if no sale was made on such date on the exchange, on the last preceding day on which a sale occurred; (ii) if shares of Common Stock are not then listed on a national securities exchange but are then quoted on another stock quotation system, the closing price for the shares of Common Stock as quoted on such quotation system on such date, or if no sale was made on such date on such quotation system, on the last preceding day on which a sale was made; or (iii) if (i) and (ii) do not apply, such value as the Committee in its discretion may in good faith determine in accordance with Section 409A of the Code (and, with respect to Incentive Stock Options, Section 422 of the Code) and the applicable guidance thereunder.

          2.16.  "Incentive Stock Option" means an Option or portion thereof intended to meet the requirements of an incentive stock option as defined in Section 422 of the Code and designated as an Incentive Stock Option.

          2.17.  "1998 Plan" means the Innovative Solutions and Support, Inc. 1998 Stock Option Plan, as amended.

          2.18.  "Non-Employee Director" means a member of the Board who is not an Employee.

          2.19.  "Non-Qualified Option" means an Option or portion thereof not intended to be an Incentive Stock Option, and designated as a Non-Qualified Option.

          2.20.  "Option" means a right granted under Section 6.1 of the Plan to purchase a specified number of shares of Common Stock at a specified price. An Option may be an Incentive Option or a Non-Qualified Option.

          2.21.  "Optionee" means a person to whom an Option has been granted under the Plan.

          2.22.  "Participant" means any Employee, Non-Employee Director or Consultant who receives an Award.

          2.23.  "Performance Cycle" means the period selected by the Committee during which the performance of the Company, any Subsidiary, or any department thereof, or any individual is measured for the purpose of determining the extent to which a Performance Goal has been achieved.

          2.24.  "Performance Goals" means any goals established by the Committee in its sole discretion the attainment of which is substantially uncertain at the time such goals are established. Performance Goals may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department or function within the Company or Subsidiary in which the Participant is employed. Performance Goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Performance Goals may be based upon: specified levels of or increases in the Company's, a division's or a Subsidiary's return on capital, equity or assets; earnings measures/ratios (on a gross, net, pre-tax or post-tax basis), including diluted earnings per share, total earnings, operating earnings, earnings growth, earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA); net economic profit (which is operating earnings minus a charge to capital); net income; operating income; sales; sales growth; gross margin; direct margin; share price (including but not limited to growth measures and total shareholder return), operating profit; per period or cumulative cash flow (including but not limited to operating cash flow and free cash flow) or cash flow return on investment (which equals net cash flow divided by total capital); inventory turns; financial return ratios; market share; balance sheet measurements such as receivable turnover; improvement in or attainment of expense levels; improvement in or attainment of working capital levels; debt reduction; strategic innovation, including but not limited to entering into, substantially completing, or receiving payments under, relating to, or deriving from a joint development agreement, licensing agreement, or similar agreement; customer or employee satisfaction; individual objectives; any other financial or other measurement deemed appropriate by the Committee as it relates to the results of operations or other measurable progress of the Company and Subsidiaries (or any business unit thereof); and any combination of any of the foregoing criteria. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Goals unsuitable, the Committee may modify such Performance Goals or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable.

          2.25.  "Plan" means the Innovative Solutions and Support, Inc. 2008 Stock-Based Incentive Compensation Plan herein set forth, as amended from time to time.

          2.26.  "Qualified Performance-Based Award" means an Award or portion of an Award that is intended to satisfy the requirements for "qualified performance-based compensation" under Section 162(m) of the Code and the regulations issued thereunder.

          2.27.  "Restricted Stock" means Common Stock awarded by the Committee under Section 6.3 of the Plan.

          2.28.  "Restriction Period" means the period during which Restricted Stock awarded under Section 6.3 of the Plan is subject to forfeiture.

          2.29.  "SAR" means a stock appreciation right awarded by the Committee under Section 6.2 of the Plan.

          2.30.  "Securities Act" means the Securities Act of 1933, as amended. A reference to any provision of the Securities Act or rule promulgated under the Securities Act shall include reference to any successor provision or rule.

          2.31.  "Subsidiary" means any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

          2.32.  "Ten Percent Shareholder" means a person who on any given date owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Subsidiary.

        Section 3.    Eligibility.    Any Employee, Non-Employee Director or Consultant shall be eligible to receive an Award; provided, however, that only persons who are employees of the Company or any subsidiary corporation (within the meaning of Section 424(f) of the Code) may be granted Options which are intended to qualify as Incentive Stock Options.

        Section 4.    Administration and Implementation of Plan.

          4.1.  The Plan shall be administered by the Committee; provided, however, that the Board shall administer and otherwise exercise all powers of the Committee under the Plan with respect to Awards granted to Non-Employee Directors. Notwithstanding the foregoing, the Committee may make recommendations to the full Board regarding Awards to Non-Employee Directors. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, their employees, Participants, persons claiming rights from or through Participants and shareholders of the Company.

          4.2.  Notwithstanding Section 4.1, the Board shall serve as a "Secondary Committee" with the full authority to grant Awards to eligible individuals who are not subject to the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code and administer the Plan with respect to such Awards. In all cases requiring an interpretation of the Plan related to an Award made by the Secondary Committee, the use of the term "Committee" herein shall refer to the Secondary Committee. Notwithstanding the foregoing, the Board may delegate to one or more officers or Board members the authority to act as a Secondary Committee with the same authority with respect to selecting the individuals to whom Awards are granted and establishing the terms and conditions of such Awards as the Secondary Committee has under the terms of the Plan.

          4.3.  Subject to the provisions of the Plan, the Committee (or, as applicable, the Board) shall have full and final authority in its discretion to (i) select the Employees, Non-Employee Directors and Consultants who will receive Awards pursuant to the Plan; (ii) determine the type or types of

  Awards to be granted to each Participant; (iii) determine the number of shares of Common Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to vesting, transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to Performance Goals relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (iv) determine whether, to what extent, and under what circumstances an Award may be cancelled, forfeited, or surrendered; (v) determine whether, and to certify that, Performance Goals to which the settlement of an Award is subject are satisfied; (vi) correct any defect or supply any omission or reconcile any inconsistency in the Plan, and adopt, amend and rescind such rules, regulations, guidelines, forms of agreements and instruments relating to the Plan as it may deem necessary or advisable; (vii) construe and interpret the Plan; and (viii) make all other determinations as it may deem necessary or advisable for the administration of the Plan.

        Section 5.    Shares of Common Stock Subject to the Plan.

          5.1.  Subject to adjustment as provided in Section 9, the total number of shares of Common Stock available for Awards under the Plan shall be that number of shares of Common Stock that were reserved under the 1998 Plan but which, as of the effective date of this Plan, are not subject to grants under the 1998 Plan, increased by any shares of Common Stock subject to grants under the 1998 Plan that are, following the effective date of this Plan, forfeited, cancelled or expire unexercised under the terms of the 1998 Plan.

          5.2.  No more than 1,500,000 shares of Common Stock may be issued pursuant to Incentive Stock Options, and no more than 1,500,000 shares may be awarded to any Employee as a Qualified Performance-Based Award in any one calendar year. Common Stock awarded under the Plan may be reserved or made available from the Company's authorized and unissued Common Stock or from Common Stock reacquired and held in the Company's treasury.

          5.3.  Any shares of Common Stock issued by the Company through the assumption or substitution of outstanding grants from an acquired company shall not reduce the shares of Common Stock available for Awards under the Plan.

          5.4.  If any shares subject to an Award under this Plan are forfeited or such Award otherwise terminates or is settled for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award, and if necessary, to comply with applicable law or regulations.

        Section 6.    Awards.    Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including without limitation terms requiring forfeiture of Awards in the event of the termination of employment or other relationship with the Company or any Subsidiary by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such Performance Goals as may be determined by the Committee. Each Award, and the terms and conditions applicable thereto, shall be evidenced by an Award Agreement.

          6.1.    Options.    Options give a Participant the right to purchase a specified number of shares of Common Stock from the Company for a specified time period at a fixed exercise price, as provided in the applicable Award Agreement. Options may be either Incentive Stock Options or Non-Qualified Stock Options; provided that Incentive Stock Options may not be granted to Non-Employee Directors or Consultants. The grant of Options shall be subject to the following terms and conditions:

            (a)    Exercise Price.    The price per share at which Common Stock may be purchased upon exercise of an Option shall be determined by the Committee and specified in the Award Agreement, but shall be not less than the Fair Market Value of a share of Common Stock on the date of grant (110% of Fair Market Value in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

            (b)    Term of Options.    The term of an Option shall be specified in the Award Agreement, but shall in no event be greater than ten years (five years in the case of an Incentive Stock Option granted to a Ten Percent Shareholder).

            (c)    Exercise of Option.    Each Option grant shall specify the time or times at which an Option may be exercised in whole or in part and the terms and conditions applicable thereto, including (i) a vesting schedule which may be based upon the passage of time, attainment of Performance Goals or a combination thereof, (ii) whether the exercise price for an Option shall be paid in cash, with shares of Common Stock, with any combination of cash and shares of Common Stock, or with other legal consideration that the Committee may deem appropriate, (iii) the methods of payment, which may include payment by attestation of shares and through cashless exercise arrangements, to the extent permitted by applicable law, and (iv) the methods by which, or the time or times at which, Common Stock will be delivered or deemed to be delivered to Participants upon the exercise of such Option. Payment of the exercise price shall in all events be made within three days after the date of exercise of an Option. Unless otherwise determined by the Committee, each Option shall be exercisable for a period of 90 days following termination of employment by the Company (or a Subsidiary) without Cause and one year following the Participant's death or Disability, to the extent the Option was otherwise exercisable at the time of such termination, death or Disability. Unless otherwise determined by the Committee, for any other termination of employment, the Option shall not be exercisable following termination of employment with the Company and its Subsidiaries.

            (d)    Incentive Stock Options.    Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition (as defined in Section 421(b) of the Code) of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceeding sentence, subject to complying with any instructions from such Participant as to the sale of such shares.

          6.2.    Stock Appreciation Rights.    An SAR shall confer on the Participant a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Common Stock on the date of exercise over (ii) the grant price of the SAR as determined by the Committee, but which may never be less than the Fair Market Value of a share of Common Stock on the date of grant. The grant of SARs shall be subject to the following terms and conditions:

            (a)   Each SAR grant shall specify the number of SARs granted, the time or times at which an SAR may be exercised in whole or in part (including vesting upon the passage of time, the attainment of Performance Goals, or a combination thereof), the method of exercise, method of settlement (in cash, Common Stock or a combination thereof), form of consideration payable in settlement, method by which Common Stock will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. Unless otherwise determined by the Committee, each SAR shall be exercisable for a period of 90 days following termination of employment by the Company (or a Subsidiary) without Cause and one year following the Participant's death or Disability, to the extent the SAR was otherwise exercisable at the time of such termination, death or Disability. Unless otherwise determined by the Committee, for any other termination of employment, the SAR shall not be exercisable following termination of employment with the Company and its Subsidiaries.

            (b)   An SAR granted under the Plan may be granted alone or in tandem with all or a portion of a related Option. An SAR granted in tandem with an Option must be granted at the time of the grant of the Option to which it relates and shall be exercisable only to the extent the related Option is exercisable.

            (c)   The term of an SAR shall be specified in the Award Agreement, but shall in no event be greater than ten years.

          6.3.    Restricted Stock.    An Award of Restricted Stock is a grant by the Company of a specified number of shares of Common Stock to the Participant, which shares are subject to forfeiture upon the happening of specified events during the Restriction Period. Such an Award shall be subject to the following terms and conditions:

            (a)   Each Restricted Stock grant shall specify the duration of the Restriction Period and/or each installment thereof, the conditions under which the Restricted Stock may be forfeited to the Company, and the amount, if any the Participant must pay to receive the Restricted Stock. Such restrictions may include a vesting schedule based upon the passage of time, the attainment of Performance Goals or a combination thereof.

            (b)   During the Restriction Period, the transferability of Restricted Stock shall be prohibited or restricted in the manner and to the extent prescribed in the applicable Award Agreement. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Stock to a continuing substantial risk of forfeiture in the hands of any transferee.

            (c)   Upon determination of the number of shares of Restricted Stock to be granted to the Participant, the Committee shall direct that a certificate or certificates representing the number of shares of Common Stock be issued to the Participant with the Participant designated as the registered owner. The certificate(s) representing such shares shall be legended as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and deposited by the Participant, together with a stock power endorsed in blank, with the Company, to be held in escrow during the Restriction Period. At the end of the Restriction Period the restrictions imposed hereunder shall lapse with respect to the number of shares of Restricted Stock as provided in the Award Agreement, and the legend shall be removed and such number of shares delivered to the Participant (or, where appropriate, the Participant's legal representative).

            (d)   Unless otherwise provided in the applicable Award Agreement, during the Restriction Period the Participant shall have all the rights of a shareholder with respect to Restricted Stock, including, without limitation, the right to receive dividends thereon (whether in cash or shares of Common Stock) and to vote such shares of Restricted Stock. Dividends shall be subject to the same restrictions as the underlying Restricted Stock unless otherwise provided by the Committee.

            (e)   In the sole discretion of the Committee, an Award Agreement regarding Restricted Stock may provide for a tax reimbursement cash payment to be made by the Company to any Participant in connection with the tax consequences resulting from an Award of Restricted Stock, the lapse of restrictions on any Restricted Stock or the payment by a Participant of any taxes related thereto, subject to such conditions as the Committee may specify.

          6.4.    Other Stock-Based Awards.    The Committee is authorized, subject to limitations under applicable law, to grant to Participants any type of Award other than an Award provided in Section 6.1, 6.2, or 6.3 hereof that is payable in, or valued in whole or in part by reference to, shares of Common Stock, and that is deemed by the Committee to be consistent with the purposes of the Plan. Such stock-based Awards may include Awards granted in substitution for any other right of a Participant to receive payment of compensation from the Company or a Subsidiary.

          6.5.    Rules Applicable to Qualified Performance-Based Awards.    To the extent the Committee determines, in its sole discretion, necessary or advisable in order to comply with the deductibility limitations of Section 162(m) of the Code applicable to Qualified Performance-Based Awards, the following rules shall apply:

            (a)   Only an Employee who is a "covered employee" within the meaning of Section 162(m) of the Code shall be eligible to receive Qualified Performance-Based Awards. The Committee shall designate in its sole discretion which covered employees will be Participants for a Performance Cycle within the earlier of (i) the first 90 days of a Performance Cycle and (ii) the lapse of 25% of the Performance Cycle.

            (b)   The Committee shall establish in writing within the earlier of (i) the first 90 days of a Performance Cycle and (ii) the lapse of 25% of the Performance Cycle, and in any event, while the outcome is substantially uncertain, (A) Performance Goals for the Performance Cycle, and (B) in respect of such Performance Goals, a minimum acceptable level of achievement below which no payment will be made or no Award shall vest or become exercisable, and an objective formula or other method for determining the amount of any payment to be made or the extent to which an Award hereunder shall vest or become exercisable if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Goals.

            (c)   Following the completion of a Performance Cycle, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Qualified Performance-Based Awards earned for the period based upon the Performance Goals and the related formulas or methods as determined pursuant to Section 6.5(b). The Committee shall then determine the actual amount payable or the extent to which an Award is vested or exercisable as a result of attainment of such Performance Goals under each Participant's Award for the Performance Cycle, and, in doing so, may reduce or eliminate, except as otherwise provided in the Award Agreement, the amount of the Award. In no event shall the Committee have the authority to increase Award amounts to any Covered Employee.

            (d)   An Award granted, vesting or becoming exercisable with respect to a Performance Cycle shall be paid (unless such Award is subject to the Participant's exercise, which exercise such Participant has not effectuated) as soon as practicable following completion of the certification described in Section 6.5(c) but in no event later than December 31 of the year following the end of the Performance Cycle.

          6.6.    Additional Provisions Applicable to Awards.    Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary.

        Section 7.    Exchange and Buy Out Provisions.    The Committee may at any time exchange or buy out any previously granted Award, or may provide in any Award Agreement terms and conditions under which the Participant must sell, or offer to sell, to the Company any unexercised Award, whether or not vested, or any Common Stock acquired pursuant to such Award for a payment in cash, Common Stock or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made or as may be set forth in the Award Agreement.

        Section 8.    Change in Control.    Notwithstanding any provision in this Plan to the contrary and unless otherwise provided in the applicable Participant's Award Agreement, upon the occurrence of a Change in Control, the following provisions shall apply:

          8.1.    Options and SARs.    Upon a Change in Control, unless otherwise provided by the Committee or in an Award Agreement, the Committee, in its discretion, may take one or more of the following actions with respect to all Options and/or SARs that are outstanding and unexercised as of such Change in Control: (i) accelerate the vesting and exercisability of all such Options or SARs to the extent unvested and unexercisable, such that all outstanding Options or SARs are fully vested and exercisable, (ii) cancel all outstanding vested Options or SARs in exchange for a cash payment in an amount equal to the excess, if any, of the Fair Market Value of the Common Stock underlying the unexercised portion of the Option or SAR as of the date of the Change in Control over the exercise price of such portion, (iii) terminate all Options or SARs immediately prior to the Change in Control, provided that the Company provide the Optionee an opportunity to exercise the Option within a specified period following the Optionee's receipt of a written notice of such Change in Control and of the Company's intention to terminate the Option prior to such Change in Control, or (iv) require the successor corporation, following a Change in Control if the Company does not survive such Change in Control, to assume all outstanding Options or SARs and to substitute such Options or SARs with awards involving the common stock of such successor corporation on terms and conditions necessary to preserve the rights of Optionees or SAR Grantees with respect to such Options or SARs.

          8.2.    Other Awards.    Upon a Change in Control, all Awards of Restricted Stock, or other awards granted under Section 6.4, that are outstanding may, at the discretion of the Committee, become immediately and fully vested. In addition, upon a Change in Control, the Committee may take such other actions as it deems appropriate with respect to the Awards described in the preceding sentence, including the immediate distribution of amounts that would not otherwise be payable as of the date of the Change in Control.

          8.3.    Committee Authority.    The judgment of the Committee with respect to any matter referred to in this Section 8 shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

        Section 9.    Adjustments upon Changes in Capitalization.

          9.1.  In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event, affects the Common Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Plan, (iv) the limits described in Section 5 of the Plan, and (v) the exercise or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made that would adversely affect the status of any Award that is intended to be a Qualified Performance-Based Award, unless the Committee expressly determines otherwise.

          9.2.  In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, including any Performance Goals, in recognition of unusual or nonrecurring events (including, without limitation, events described in Section 15.1) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Awards to the extent that such adjustment would adversely affect the status of an Award intended to be a Qualified Performance-Based Award.

        Section 10.    Termination and Amendment.

          10.1.    Changes to the Plan and Awards.    The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of the Company's shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders if (i) such action would increase the number of shares subject to the Plan, (ii) decrease the price at which Awards may be granted, or (iii) such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Common Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the Company's shareholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any outstanding Award unless such modification is necessary to ensure a deduction under Section 162(m) of the Code or to avoid the additional tax described in Section 409A(a)(1)(B) of the Code.

          10.2.    The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

          10.3.    The Committee may, without the consent of any Participant, substitute any Award granted under the Plan which by its terms is intended to be settled in shares for any other type of Award intended to be settled in shares, provided, however, that the terms of the substituted Award and the economic benefit of the substituted Award are at least equivalent to the terms and economic benefit of the Award being replaced.

          10.4.    Notwithstanding anything in this Section 10 to the contrary, any Performance Goal applicable to an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of an Award intended to be a Qualified Performance-Based Award.

        Section 11.    No Right to Award, Employment or Service.    No Participant shall have any claim to be granted any award under the Plan, and there is no obligation that the terms of Awards be uniform or consistent among Participants. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any Subsidiary. For purposes of this Plan, transfer of employment between the Company and its Subsidiaries and affiliates shall not be deemed a termination of employment.

        Section 12.    Taxes.    Each Participant must make appropriate arrangement for the payment of any taxes relating to an Award granted hereunder. The Company or any Subsidiary is authorized to withhold from any payment relating to an Award under the Plan, including from a distribution of Common Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include the ability to withhold or receive Common Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations. Withholding of taxes in the form of shares of Common Stock from the profit attributable to the Award shall not occur at a rate that exceeds the minimum required statutory federal and state withholding rates.

        Section 13.    Limits on Transferability; Beneficiaries.    No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards (other than Incentive Stock Options) or other rights or interests of a Participant granted pursuant to the Plan be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

        Section 14.    Foreign Nationals.    Without amending the Plan, Awards may be granted to Employees or Consultants who are foreign nationals or render services outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purpose of the Plan.

        Section 15.    Securities Law Requirements.

          15.1.    No shares of Common Stock may be issued hereunder if the Company shall at any time determine that to do so would (i) violate the listing requirements of an applicable securities exchange, or adversely affect the registration or qualification of the Company's Common Stock under any state or federal law, or (ii) require the consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities. In any of the events referred to in clause (i) or clause (ii) above, the issuance of such shares shall be suspended and shall not be effective unless and until such withholding, listing, registration, qualifications or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any Award or any portion of any Award during the period when issuance has been suspended.

          15.2.    The Committee may require, as a condition to the issuance of shares hereunder, representations, warranties and agreements to the effect that such shares are being purchased or acquired by the Participant for investment only and without any present intention to sell or otherwise distribute such shares and that the Participant will not dispose of such shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act, and the rules and regulations thereunder. The certificates issued to evidence such shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

        Section 16.    Termination.    Unless earlier terminated, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.

        Section 17.    Fractional Shares.    The Company will not be required to issue any fractional shares of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions and settlement of such fractional shares of Common Stock in cash.

        Section 18.    Discretion.    In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the effect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any affiliate, any shareholder or any other person.

        Section 19.    Governing Law.    The validity and construction of the Plan and any Award Agreements entered into thereunder shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania, but without giving effect to the conflict of laws principles thereof.

        Section 20.    Effective Date.    The Plan shall become effective upon the Effective Date, and no Award shall become exercisable, realizable or vested prior to the Effective Date.

Appendix B

[Innovative Solutions and Support, Inc. letterhead]

[Date]

[Name]
[Address]

Dear [Name]:

        We are pleased to inform you that on [Date] (the "Grant Date"), pursuant to the Innovative Solutions and Support, Inc. 2008 Stock-Based Incentive Compensation Plan (the "Plan"), the Committee granted you a Non-Qualified Stock Option (referred to herein as either the "Option" or "Award") to purchase            shares of Common Stock of Innovative Solutions and Support, Inc. (the "Company"). The exercise price of the Option is [            ] per share.

        This letter (the "Award Agreement") sets forth the terms and conditions of your Award not otherwise provided in the Plan. Your Award is subject to the applicable terms and conditions of the Plan, which are incorporated herein by reference, and in the event of any contradiction, distinction or difference between this Award Agreement and the terms of the Plan, the terms of the Plan will control. All capitalized terms not otherwise defined herein have the meanings set forth in the Plan.

        Subject to your continued service with the Company or any of its Subsidiaries, your Award will vest and become exercisable as follows:

        [VESTING SCHEDULE]

        Subject to the terms of the Plan and your continued service with the Company or any of its Subsidiaries, your Award will remain exercisable until the tenth anniversary of the Grant Date (the "Expiration Date"). Upon the date of your termination of service with the Company and its Subsidiaries (a "Termination Date"), your Award shall remain exercisable (the "Exercise Period") only in accordance with the following provisions:

  •
  Upon your termination of service with the Company and its Subsidiaries by reason of your death or Disability, any vested portion of your Award shall remain exercisable until the earlier of: (a) one year after your Termination Date or (b) the Expiration Date.

  •
  Upon your termination of service with the Company and its Subsidiaries by the Company (or a Subsidiary) without Cause, any vested portion of your Award shall remain exercisable until the earlier of (a) 90 days after your Termination Date or (b) the Expiration Date.

  •
  Upon your termination of service with the Company or any of its Subsidiaries for any other reason, any unexercised portion of your Award shall be immediately forfeited with no further compensation due to you upon your Termination Date.

        Any vested and exercisable portion of your Award that is not so exercised within the applicable Exercise Period shall be forfeited with no further compensation due to you. Additionally, unless otherwise provided by the Committee, any portion of your Award that is not vested or exercisable as of your Termination Date shall be immediately forfeited on such date with no further compensation due to you.

        All or part of the exercisable portion of your Option may be exercised by you upon (a) your written notice to the Company of exercise, (b) your payment of the applicable exercise price in cash, with the proceeds received from a broker-dealer whom you have authorized to sell all or a portion of the Common Stock subject to your Option, or as otherwise may be permitted by the Committee and (c) your having made appropriate arrangements with the Company for the withholding of any taxes which may be due with respect to your exercise of the Option. Payment of the exercise price of the Option shall in all events be made within three days of the date of exercise.

        The Company may impose any additional conditions or restrictions on the Award or the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of applicable securities and other laws. The Company shall not be obligated to issue or deliver any shares if such action violates any provision of any law or regulation of any governmental authority or national securities exchange.

        The Committee may amend the terms of this Award to the extent it deems appropriate to carry out the terms of the Plan. The construction and interpretation of any provision of this Award or the Plan shall be final and conclusive when made by the Committee.

        Nothing in this letter shall confer on you the right to continue in the service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries to terminate your service at any time.

        Please sign and return a copy of this agreement to [                    ], designating your acceptance of this Award. This acknowledgement must be returned within thirty (30) days; otherwise, the Award shall lapse and become null and void. Your signature also shall acknowledge that you have received and reviewed the Plan and that you agree to be bound by the applicable terms of such document.

Very truly yours,

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By:
ACKNOWLEDGED AND ACCEPTED

Dated:

Enclosure            (Copy of Plan)

[Innovative Solutions and Support, Inc. letterhead]

[Date]

[Name]
[Address]

Dear [Name]:

        We are pleased to inform you that on [Date] (the "Grant Date"), pursuant to the Innovative Solutions and Support, Inc. 2008 Stock-Based Incentive Compensation Plan (the "Plan"), the Committee granted you an Incentive Stock Option (referred to herein as either the "Option" or "Award") to purchase            shares of Common Stock of Innovative Solutions and Support, Inc. (the "Company"). The exercise price of the Option is [            ] per share.

        This Option is designated as an Incentive Stock Option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). If and to the extent that the Option fails to qualify as an Incentive Stock Option under the Code, the Option shall remain outstanding according to its terms as a nonqualified stock option.

        This letter (the "Award Agreement") sets forth the terms and conditions of your Award not otherwise provided in the Plan. Your Award is subject to the applicable terms and conditions of the Plan, which are incorporated herein by reference, and in the event of any contradiction, distinction or difference between this Award Agreement and the terms of the Plan, the terms of the Plan will control. All capitalized terms not otherwise defined herein have the meanings set forth in the Plan.

        Subject to your continued employment with the Company or any of its Subsidiaries, your Award will vest and become exercisable as follows:

        [VESTING SCHEDULE]

        Subject to the terms of the Plan and your continued employment with the Company or any of its Subsidiaries, your Award will remain exercisable until the tenth anniversary (fifth anniversary, in the case of a Ten Percent Shareholder) of the Grant Date (the "Expiration Date"). Upon the date of termination of your employment with the Company and its Subsidiaries (a "Termination Date"), your Award shall remain exercisable (the "Exercise Period") only in accordance with the following provisions:

  •
  Upon the termination of your employment with the Company and its Subsidiaries by reason of your death or Disability, any vested portion of your Award shall remain exercisable until the earlier of: (a) one year after your Termination Date or (b) the Expiration Date.

  •
  Upon the termination of your employment with the Company and its Subsidiaries by the Company (or a Subsidiary) without Cause, any vested portion of your Award shall remain exercisable until the earlier of (a) 90 days after your Termination Date or (b) the Expiration Date.

  •
  Upon the termination of your employment with the Company or any of its Subsidiaries for any other reason, any unexercised portion of your Award shall be immediately forfeited with no further compensation due to you upon your Termination Date.

        Any vested and exercisable portion of your Award that is not so exercised within the applicable Exercise Period shall be forfeited with no further compensation due to you. Additionally, unless otherwise provided by the Committee, any portion of your Award that is not vested or exercisable as of your Termination Date shall be immediately forfeited on such date with no further compensation due to you.

        All or part of the exercisable portion of your Option may be exercised by you upon (a) your written notice to the Company of exercise, (b) your payment of the applicable exercise price in cash, with the proceeds received from a broker-dealer whom you have authorized to sell all or a portion of the Common Stock subject to your Option, or as otherwise may be permitted by the Committee and (c) your having made appropriate arrangements with the Company for the withholding of any taxes which may be due with respect to your exercise of the Option. Payment of the exercise price of the Option shall in all events be made within three days of the date of exercise.

        If you dispose of any shares of Common Stock acquired upon the exercise of this Option within two years from the Grant Date or one year after such shares were acquired pursuant to the exercise of this Option (any such disposition, a "Disqualifying Disposition"), you acknowledge and agree that you shall notify the Company in writing of such disposition. Any notice of a Disqualifying Disposition must be given within 30 days of such disposition.

        The Company may impose any additional conditions or restrictions on the Award or the exercise of the Option as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of applicable securities and other laws. The Company shall not be obligated to issue or deliver any shares if such action violates any provision of any law or regulation of any governmental authority or national securities exchange.

        The Committee may amend the terms of this Award to the extent it deems appropriate to carry out the terms of the Plan. The construction and interpretation of any provision of this Award or the Plan shall be final and conclusive when made by the Committee.

        Nothing in this letter shall confer on you the right to continued employment with Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries to terminate your employment at any time.

        Please sign and return a copy of this agreement to [                        ], designating your acceptance of this Award. This acknowledgement must be returned within thirty (30) days; otherwise, the Award shall lapse and become null and void. Your signature also shall acknowledge that you have received and reviewed the Plan and that you agree to be bound by the applicable terms of such document.

Very truly yours,

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By:
ACKNOWLEDGED AND ACCEPTED

Dated:

Enclosure            (Copy of Plan)

[Innovative Solutions and Support, Inc. letterhead]

[Date]

[Name]
[Address]

Dear [Name]:

        We are pleased to inform you that on [Date] (the "Grant Date"), pursuant to the Innovative Solutions and Support, Inc. Stock-Based Incentive Compensation Plan (the "Plan"), the Committee granted you [                        ] shares of Common Stock (referred to herein as either the "Restricted Stock" or "Award") of Innovative Solutions and Support, Inc. (the "Company"), subject to the restrictions set forth below.

        This Award is subject to the applicable terms and conditions of the Plan, which are incorporated herein by reference, and in the event of any contradiction, distinction or difference between this letter and the terms of the Plan, the terms of the Plan will control. Unless otherwise stated, all capitalized terms used herein have the meanings set forth in the Plan. By accepting this Award you (i) acknowledge that you have received and read a copy of the Plan and understand its terms and (ii) acknowledge that with respect to this Award and the Restricted Stock, you are bound by the terms of the Plan.

        Subject to your continued service with the Company or any of its Subsidiaries the restrictions applicable to your Restricted Stock will lapse, and your Award will be vested, as follows: [                        ].

        Should your service with the Company and its Subsidiaries terminate for any reason before any portion of your Award vests, then that portion of your Award shall be forfeited with no further compensation due to you. Finally, if you are terminated by the Company or any of its Subsidiaries for Cause, your entire Award, regardless of whether any or all of the shares of Restricted Stock that relate to such Award are vested, shall be forfeited with no further compensation due to you.

        If certificates are generally issued for other shares of stock of the Company, you may receive certificate(s) for the Restricted Stock designating you as the registered owner. Upon such receipt, you agree to deliver the certificate(s) together with a signed and undated stock power, in the form of Annex A hereto, to the Company or the Company's designee authorizing the Committee to transfer title to the certificate(s) representing any shares of Restricted Stock that are forfeited under the terms of the Plan and this Award to the Company in the event that your service with the Company and its Subsidiaries should terminate for any reason prior to the lapse of the restrictions.

        You must make appropriate arrangements with the Company to provide for the withholding of the taxes that will be due with respect to this Award.

        If certificates are generally issued for other shares of stock of the Company, then as promptly after each vesting date as possible, the Company will issue to you, or if such certificates were previously issued, the Company will deliver to you, certificates for your vested shares of Restricted Stock.

        The construction and interpretation of any provision of this Award or the Plan shall be final and conclusive when made by the Committee.

        Nothing in this letter shall confer on you the right to continue in the service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries to terminate your service at any time.

        You should sign and return a copy of this agreement to [                        ] indicating your agreement to the terms of this letter and the Award granted hereby. This acknowledgement must be returned within thirty (30) days; otherwise, the Award shall lapse and become null and void. Your signature will also acknowledge that this letter reflects our final agreement regarding the Award granted hereunder and supersedes any prior written or oral agreement, understanding or communication otherwise regarding your Award, and that you have received and reviewed the Plan and that you agree to abide by the applicable terms of these documents as provided herein.

Signature Page Follows

Very truly yours,

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By:
ACKNOWLEDGED AND ACCEPTED

Dated:

Enclosures

Annex A

STOCK POWER

        For Value Received, [Name] hereby sells, assigns and transfers unto Innovative Solutions and Support, Inc.                                     Shares of Restricted Stock of Innovative Solutions and Support, Inc. standing in his name on the books of said corporation [represented by Certificate No.             ] herewith and does hereby irrevocably constitute and appoint                                     attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

By:
Dated:
In presence of

[Innovative Solutions and Support, Inc. letterhead]

[Date]

[Name]
[Address]

Dear [Name]:

        We are pleased to inform you that on [Date] (the "Grant Date"), pursuant to the Innovative Solutions and Support, Inc. 2008 Stock-Based Incentive Compensation Plan (the "Plan"), the Committee granted you a stock appreciation right (hereinafter referred to as the "SARs" or the "Award") to receive the appreciation in value of [                  ] shares of Common Stock of Innovative Solutions and Support, Inc. (the "Company"). The base price of the Award is [            ] per share. This Award [is/is not] being granted in connection with a grant of an Option under the Plan.

        This letter (the "Award Agreement") sets forth the terms and conditions of your Award not otherwise provided in the Plan. Your Award is subject to the applicable terms and conditions of the Plan, which are incorporated herein by reference, and in the event of any contradiction, distinction or difference between this Award Agreement and the terms of the Plan, the terms of the Plan will control. All capitalized terms not otherwise defined herein have the meanings set forth in the Plan.

        Subject to your continued service with the Company or any of its Subsidiaries, your Award will vest and become exercisable as follows:

        [VESTING SCHEDULE]

        Subject to the terms of the Plan and your continued service with the Company or any of its Subsidiaries, your Award will remain exercisable until the tenth anniversary of the Grant Date (the "Expiration Date"). Upon the date of your termination of service with the Company and its Subsidiaries (a "Termination Date"), your Award shall remain exercisable (the "Exercise Period") only in accordance with the following provisions:

  •
  Upon your termination of service with the Company and its Subsidiaries by reason of your death or Disability, any vested portion of your Award shall remain exercisable until the earlier of: (a) one year after your Termination Date or (b) the Expiration Date.

  •
  Upon your termination of service with the Company and its Subsidiaries by the Company (or a Subsidiary) without Cause, any vested portion of your Award shall remain exercisable until the earlier of (a) 90 days after your Termination Date or (b) the Expiration Date.

  •
  Upon your termination of service with the Company or any of its Subsidiaries for any other reason, any unexercised portion of your Award shall be immediately forfeited with no further compensation due to you upon your Termination Date.

        Any vested and exercisable portion of your Award that is not so exercised within the applicable Exercise Period shall be forfeited with no further compensation due to you. Additionally, unless otherwise provided by the Committee, any portion of your Award that is not vested or exercisable as of your Termination Date shall be immediately forfeited on such date with no further compensation due to you.

        All or part of the exercisable portion of your Award may be exercised by you upon your written notice to the Company of exercise. Upon your notification of the Company of exercise, you will receive a payment (in Common Stock or cash, as determined by the Committee, in its discretion) equal to the difference between the base price of the Award and the fair market value of the Common Stock covered by the Award on the date of exercise, less any applicable withholding.

        The Company may impose any additional conditions or restrictions on the Award or the exercise of the Award as it deems necessary or advisable to ensure that all rights granted under the Plan satisfy the requirements of applicable securities and other laws.

        The Committee may amend the terms of this Award to the extent it deems appropriate to carry out the terms of the Plan. The construction and interpretation of any provision of this Award or the Plan shall be final and conclusive when made by the Committee.

        Nothing in this letter shall confer on you the right to continue in the service of the Company or its Subsidiaries or interfere in any way with the right of the Company or its Subsidiaries to terminate your service at any time.

        Please sign and return a copy of this agreement to [                  ], designating your acceptance of this Award. This acknowledgement must be returned within thirty (30) days; otherwise, the Award shall lapse and become null and void. Your signature also shall acknowledge that you have received and reviewed the Plan and that you agree to be bound by the applicable terms of such document.

Very truly yours,

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

By:
ACKNOWLEDGED AND ACCEPTED

Dated:

Enclosure            (Copy of Plan)

PROXY

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 PENNSYLVANIA DRIVE, EXTON, PENNSYLVANIA 19341
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY FOR THE FEBRUARY 21, 2008 ANNUAL MEETING OF SHAREHOLDERS

        The undersigned hereby appoints Mr. Geoffrey S. M. Hedrick and Mr. Raymond J. Wilson and either of them as proxies, each with power of substitution, and hereby authorizes them to represent the undersigned and to vote, as designated below, all the shares of Common Stock held of record by the undersigned on January 7, 2008 at the Annual Meeting of Shareholders of Innovative Solutions and Support, Inc., to be held on February 21, 2008, at the Company's corporate offices, 720 Pennsylvania Drive, Exton, Pennsylvania beginning at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AS TO ANY PARTICULAR ITEM, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED ON THIS PROXY.

☒	Please mark your votes as in this example.
1.	Election of Class II Directors for a term of three years:
	Glen R. Bressner	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY
	Robert E. Mittelstaedt, Jr.	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY
	Raymond J. Wilson	☐ FOR NOMINEE	☐ WITHHOLD AUTHORITY
2.	Approval of the 2008 Stock-Based Incentive Compensation Plan.

            •    For ☐        •    Against ☐        •    Abstain ☐

PLEASE SIGN, DATE AND RETURN THIS PROXY IMMEDIATELY IN THE ENCLOSED POSTAGE-PAID ENVELOPE

(Continued and to be signed on reverse side.)

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

        In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournments thereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND NO. 2. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS NO. 1 AND NO. 2.

        Attendance of the undersigned at the meeting, or at any adjournment or postponement thereof, will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate at such meeting or session the intention of the undersigned to vote said share(s) in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity, as well as individually.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
Date:
SIGNATURE
Date:
SIGNATURE (if jointly owned)

Note: Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally. When signing as a corporation or a partnership, please sign in the name of the entity by an authorized person.
☐
Please check this box if you plan to attend the meeting.